UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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COVAD COMMUNICATIONS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COVAD COMMUNICATIONS GROUP, INC.

3420 Central Expressway
Santa Clara, California 95051

June 25, 2003

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Covad Communications Group, Inc. (“Covad”), to be held at the Santa Clara Marriott in Santa Clara, California on August 14, 2003 at 2:00 p.m. Pacific Time (the “Annual Meeting”). The Annual Meeting will also be webcast over the Internet, available at www.covad.com/companyinfo. At the Annual Meeting, you will be asked to vote upon three proposals: the election of three Class I directors to serve until the third succeeding annual meeting, the approval of Covad’s 2003 Employee Stock Purchase Plan and the ratification of Covad’s independent auditors for the 2003 fiscal year.

Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement and Proxy Card relating to the Annual Meeting, as well as Covad’s Annual Report to Stockholders for the year ended December 31, 2002. The Proxy Statement contains important information concerning the matters to be voted upon at the Annual Meeting. We hope you will take the time to study it carefully.

All stockholders of record at the close of business on June 16, 2003 are entitled to vote at the Annual Meeting, and your vote is very important regardless of how many shares you own. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy as soon as possible. Instructions on the Proxy Card will tell you how to submit your proxy over the Internet, by telephone or by returning your Proxy Card in the enclosed postage-paid enclosed envelope. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously given your proxy. However, if you plan to attend the Annual Meeting and your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from the broker or nominee to confirm your ownership of such shares.

Sincerely,

Charles E. Hoffman
President, Chief Executive Officer and Director

PROXY STATEMENT
VOTING RIGHTS AND PROXIES
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PRINCIPAL STOCKHOLDERS
APPROVAL OF 2003 EMPLOYEE STOCK PURCHASE PLAN (Item No. 2 on the Proxy Card)
RATIFICATION OF INDEPENDENT AUDITORS, ERNST & YOUNG LLP, FOR THE 2003 FISCAL YEAR (Item No. 3 on the Proxy Card)
STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
APPENDIX A
APPENDIX B

COVAD COMMUNICATIONS GROUP, INC.

3420 Central Expressway
Santa Clara, California 95051

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Covad Communications Group, Inc., a Delaware corporation (“Covad”), will be held on August 14, 2003, at 2:00 p.m. Pacific Time, at the Santa Clara Marriott in Santa Clara, California (the “Annual Meeting”). The Annual Meeting will also be webcast over the Internet, available at www.covad.com/companyinfo. At the Annual Meeting, our stockholders will be asked to consider and vote upon:

1. The election of three Class I directors to serve on our Board of Directors for a term to expire at the third succeeding annual meeting (expected to be the 2006 annual meeting) and until their successors are elected and qualified.

2. The approval of Covad’s 2003 Employee Stock Purchase Plan.

3. Ratification of independent auditors, Ernst & Young LLP, for the 2003 fiscal year.

4. Such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.

Only stockholders of record of our common stock at the close of business on June 16, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO SUBMIT YOUR PROXY OVER THE INTERNET, BY TELEPHONE OR BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND MAILING IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU CAN WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS,

Brad Sonnenberg
Senior Vice President, General Counsel and Secretary

Santa Clara, California
June 25, 2003

IMPORTANT NOTICE

Please Vote Your Shares Promptly

COVAD COMMUNICATIONS GROUP, INC.

3420 Central Expressway
Santa Clara, California 95051

PROXY STATEMENT

This Proxy Statement is being furnished to the stockholders of Covad Communications Group, Inc., a Delaware corporation (“Covad”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on August 14, 2003, at 2:00 p.m. Pacific Time, at the Santa Clara Marriott in Santa Clara, California, and at any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will also be webcast over the Internet, available at www.covad.com/companyinfo. At the Annual Meeting, holders of our common stock will be asked to vote upon: (i) the election of three Class I directors to serve for a term to expire at the third succeeding annual meeting; (ii) the approval of Covad’s 2003 Employee Stock Purchase Plan; (iii) the ratification of our independent auditors for the 2003 fiscal year; and (iv) any other business that properly comes before the Annual Meeting, or any adjournments or postponements thereof.

This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about June 25, 2003. The address of our principal executive offices is 3420 Central Expressway, Santa Clara, California 95051.

VOTING RIGHTS AND PROXIES

Record Date; Outstanding Shares; Quorum

Only holders of record of our common stock at the close of business on June 16, 2003 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 233,146,000 shares of our common stock outstanding and entitled to vote, held of record by 1,293 stockholders.

Pursuant to our Bylaws, a majority of the outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business. Each of our stockholders is entitled to one vote for each share of common stock held as of the Record Date. For ten (10) days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the principal executive office of Covad, 3420 Central Expressway, Santa Clara, California 95051.

Voting of Proxies; Revocation of Proxies; Votes Required

Stockholders are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed postage-paid envelope. All properly executed, returned and unrevoked proxies will be voted in accordance with the instructions indicated thereon. Executed but unmarked proxies will be voted FOR each director nominee listed on the Proxy Card, FOR the approval of Covad’s 2003 Employee Stock Purchase Plan and FOR the ratification of our independent auditors for the 2003 fiscal year. The Board of Directors does not know of, and does not intend to bring, any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of Annual Meeting. As to any other business that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting (including for purposes of soliciting additional votes), the Proxy Card will confer discretionary authority on the proxies (who are persons designated by the Board of Directors) to vote all shares covered by the Proxy Card in their discretion. Any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) filing a written notice of revocation with, or delivering a duly executed proxy bearing a later date to, the Secretary of Covad, 3420 Central Expressway, Santa Clara, California 95051, or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Director elections are determined by a plurality of shares of common stock represented in person or by proxy and voting at the Annual Meeting. The approval of Covad’s 2003 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of common stock, represented in person or by proxy, and entitled to vote on the matter. The approval of the proposal to ratify our independent auditors for the 2003 fiscal year requires the affirmative vote of a majority of the shares of common stock, represented in person or by proxy, and entitled to vote on the matter.

Effect of Abstentions

If an executed proxy is returned and the stockholder has specifically abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. Accordingly, abstentions as to the proposal will have the same effect as a vote against the proposal to approve Covad’s 2003 Employee Stock Purchase Plan or the proposal to ratify the independent auditors.

Effect of “Broker Non-Votes”

If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on a proposal (“broker non-votes”), such shares will be considered present at the Annual Meeting for purposes of determining a quorum on all proposals, but will not be considered to be entitled to vote on and thus will have no effect on the outcome of such proposal. Thus, broker non-votes will have no effect on the outcome of the election of directors, the proposal to approve Covad’s 2003 Employee Stock Purchase Plan or the proposal to ratify the independent auditors.

Voting Electronically via the Internet or by Telephone

General Information for all Shares Voted Via the Internet or by Telephone

Stockholders whose shares are registered in their own name may choose to grant a proxy to vote their shares either via the Internet or by telephone. The law of Delaware, under which we are incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of elections can determine that such proxy was authorized by the stockholder.

The Internet and telephone voting procedures set forth below, as well as on the enclosed Proxy Card, are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ voting instructions have been properly recorded. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

For Shares Registered in Your Name

Stockholders of record may go to http://www.proxyvote.com to grant a proxy to vote their shares by means of the Internet. They will be required to provide the control number contained on their Proxy Cards. The voter will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-690-6903 and following the recorded instructions.

You may use the Internet to vote your proxy 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on August 13, 2003. You may use a touch-tone telephone to vote your proxy 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time)

August 13, 2003. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose shares are held in street name receive voting instruction forms from their banks, brokers or other agents, rather than Covad’s Proxy Card. A number of banks and brokerage firms are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in the ADP Investor Communication Services program, you may grant a proxy to vote those shares via the Internet at ADP Investor Communication Services’ web site (www.proxyvote.com) or telephonically by calling the telephone number shown on the instruction form received from your broker or bank.

Solicitation of Proxies and Expenses

We will bear the cost of the solicitation of proxies from our stockholders in the enclosed form. Our directors, officers and employees, without additional compensation, may solicit proxies by mail, telephone, letter, facsimile, electronically or in person. We have engaged the services of Investorcom Incorporated, a proxy solicitation firm. The cost of their services has not yet been determined, but will not be material. We will bear the costs and the reasonable out-of-pocket expenses for such services. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, we will reimburse such record holders for their reasonable expenses incurred for forwarding such materials.

ELECTION OF DIRECTORS

(Item No. 1 on the Proxy Card)

Our Board of Directors currently consists of eight directors. Our Amended and Restated Certificate of Incorporation and Bylaws provide for a classified board of directors, divided into three classes. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting will be elected for a term to expire at the third succeeding annual meeting, i.e., essentially a three-year term. The individuals so elected will serve until their successors are elected and qualified. This year the terms of our Class I directors, currently consisting of Larry Irving, Richard A. Jalkut and Daniel C. Lynch, will expire at the Annual Meeting. At the Annual Meeting, holders of common stock will be asked to vote on the election of three directors as Class I directors, whose term will expire at our 2006 annual meeting.

The Board of Directors has nominated Larry Irving, Richard A. Jalkut and Daniel C. Lynch to serve as Class I directors for a three-year term that is expected to expire at Covad’s annual meeting in 2006, or until their earlier resignation or removal (“Board’s Nominees”). You can find the principal occupation and other information about the Board’s Nominees, as well as other Board members, below.

Of the continuing directors, two of the directors are Class II directors, whose term will expire at the Company’s 2004 annual meeting and three of the directors are Class III directors, whose term will expire at the Company’s 2005 annual meeting.

The election of Class I directors will be determined by the three nominees receiving the greatest number of votes from shares eligible to vote. Unless a stockholder signing a proxy withholds authority to vote for one or more of the Board’s Nominees in the manner described on the proxy, each proxy received will be voted for the election of each of the Board’s Nominees. We are not aware that any of the nominees will be unable or will decline to serve as a director. In the event that either nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee or nominees who shall be designated by the present Board of Directors to fill the vacancy.

There are no family relationships between any of our directors, nominees or executive officers. Except as described below, there are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF LARRY IRVING, RICHARD A. JALKUT AND DANIEL C. LYNCH AS CLASS I DIRECTORS.

Information Regarding Our Nominees and Directors

The following table lists the nominees and current members of the Board of Directors by class, their ages as of June 1, 2003 and current positions with Covad. Biographical information for each nominee and/or director is provided below.

NOMINEES FOR CLASS I DIRECTORS

Name	Age	Position

Class I Directors (whose terms will expire (if elected) at the 2006 annual meeting):
Larry Irving(a)(b)(c)	48	Director
Richard A. Jalkut(b)	59	Director
Daniel C. Lynch(a)(d)	61	Director

CONTINUING DIRECTORS

Name	Age	Position

Class II Directors (whose terms expire at the 2004 annual meeting):
L. Dale Crandall(d)	61	Director
Hellene S. Runtagh(a)(d)	54	Director
Class III Directors (whose terms expire at the 2005 annual meeting):
Robert C. Hawk(b)(d)	63	Director
Charles E. Hoffman(c)(e)	54	Director, President and Chief Executive Officer
Charles McMinn(c)	51	Chairman of the Board of Directors

(a)	Member of the Compensation Committee

(b)	Member of the Nominating and Corporate Governance Committee

(c)	Member of the Pricing Committee

(d)	Member of the Audit Committee

(e)	Member of the Management Compensation Committee

Biographies

Nominees for Class I Directors

Larry Irving has served as a member of our Board of Directors since April 2000. Mr. Irving has served as the President and CEO of the Irving Information Group, a strategic consulting firm, since October 1999. Prior to founding the Irving Information Group, Mr. Irving served for almost seven years as Assistant Secretary of Commerce for Communications and Information, where he was a principal advisor to the President, Vice President and Secretary of Commerce on domestic and international communications and information policy issues, including the development of policies related to the Internet and Electronic

Commerce. Prior to joining the Clinton-Gore Administration, Mr. Irving served ten years on Capitol Hill, most recently as Senior Counsel to the U.S. House of Representatives Subcommittee on Telecommunications and Finance. He also served as Legislative Director, Counsel and Chief of Staff (acting) to the late Congressman Mickey Leland (D-Texas). During the previous four years, Mr. Irving was associated with the Washington, D.C. law firm of Hogan & Hartson, specializing in communications law, antitrust law and commercial litigation.

Richard A. Jalkut has served as a member of our Board of Directors since July 2002. Mr. Jalkut has more than 35 years of experience in the telecommunications industry, including extensive senior executive and start-up experience. Since 2002 he has been the President and CEO of TelePacific, a Los Angeles-based competitive local exchange carrier. Prior to joining TelePacific, he was President and CEO of Pathnet Telecom from 1997 to 2001. Mr. Jalkut spent 32 years with NYNEX, where he served as President, CEO and Chairman. He is also a member of the boards of directors of HSBC-USA, Birch Telecom and IKON Office Solutions, where he serves as the lead independent director.

Daniel C. Lynch is a private investor. He has served as a member of our Board of Directors since April 1997. From December 1990 to December 1995, he served as chairman of the board of directors of Softbank Forums, a provider of education and conference services for the information technology industry. Mr. Lynch founded Interop Company in 1986, which is now a division of the successor to Softbank Forums, Key3Media. Mr. Lynch is a member of the Association for Computing Machinery and the Internet Society. He previously served as Director of the Information Processing Division for the Information Sciences Institute in Marina del Rey, where he led the Arpanet team that made the transition from the original NCP protocols to the current TCP/ IP based protocols. Mr. Lynch previously served as a member of the board of directors at UUNET Technologies, Inc., from April 1994 until August 1996.

Continuing Directors

L. Dale Crandall has served as a member of our Board of Directors since June 2002. Mr. Crandall also chairs the Audit Committee of our Board of Directors. Mr. Crandall served in various management positions with Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals including President and Chief Operating Officer, Executive Vice President and Chief Financial and Administrative Officer and was a member of the board of directors from 1998 until his retirement in June 2002. Prior to joining Kaiser, he served as Executive Vice President, Chief Financial Officer and Treasurer of APL Limited from April 1995 until February 1998. From 1963 to 1995, Mr. Crandall was employed by PricewaterhouseCoopers, LLP where his last position was Southern California Group Managing Partner. He is also a member of the boards of directors of Union Bank of California, Ansell Limited and BEA Systems and a Trustee of Dodge and Cox mutual funds.

Robert C. Hawk has served as a member of our Board of Directors since April 1998. Mr. Hawk is President of Hawk Communications and retired as President and Chief Executive Officer of U S WEST Multimedia Communications, a regional telecommunications service provider, where he headed the cable, data and telephony communications business from May 1996 to April 1997. He was president of the Carrier Division of U S West Communications, Inc., from September 1990 to May 1996. Prior to that time, Mr. Hawk was Vice President of Marketing and Strategic Planning for CXC Corporation. Prior to joining CXC Corporation, Mr. Hawk was director of Advanced Systems Development for AT&T/ American Bell. He currently serves on the board of Centillium Communications and several private companies.

Charles E. Hoffman has served as our President and Chief Executive Officer and as a Director since June 2001. Mr. Hoffman previously served as President and Chief Executive Officer of Rogers Wireless, Inc. from 1998 to 2001. From 1996 to 1998 he served as President, Northeast Region for Sprint PCS. Prior to that, he spent 16 years at Southwestern Bell from 1980 to 1996 in various senior positions, including regional manager, general manager and vice president and general manager. Mr. Hoffman is currently on the Board of Directors of Wysdom Inc., the Cellular Telecommunications Internet Association, the Canadian Wireless Telecommunications Association and Cibernet, Inc.

Charles McMinn is one of our founders and has been the Chairman of the Board of Directors since October 2000. Mr. McMinn previously served as our Chairman of the Board of Directors from July 1998 to September 1999. He served as our President, Chief Executive Officer and as a member of the Board of Directors from October 1996 to July 1998. Mr. McMinn has over 20 years of experience in creating, financing, operating and advising high technology companies. From November of 1999 to October 2000, Mr. McMinn served as Chief Executive Officer and is a founder of Certive Corporation and he is still chairman of Certive’s board of directors. From July 1995 to October 1996, and from August 1993 to June 1994, Mr. McMinn managed his own consulting firm, Cefac Consulting, which focused on strategic consulting for information technology and communications businesses. From June 1994 to November 1995, he served as Principal, Strategy Discipline, at Gemini Consulting. From August 1992 to June 1993, he served as President and Chief Executive Officer of Visioneer Communications, Inc. and from October 1985 to June 1992 was a general partner at InterWest Partners, a venture capital firm. Mr. McMinn began his Silicon Valley career as the product manager for the 8086 microprocessor at Intel.

Hellene S. Runtagh has served as a member of our Board of Directors since November 1999. Ms. Runtagh is the former President and Chief Executive Officer of the Berwind Group, a position she held from June 2001 through December 2001. Ms. Runtagh also served as Executive Vice President of Universal Studios from January 1999 until January 2001. In this capacity, she was responsible for overseeing the activities of the Universal Studios Operations Group, Universal Studios Consumer Products Group, Universal Studios Corporate Marketing and Sponsorships, and the Spencer Gift retail operations, Universal Studios’ worldwide information technology, and Seagram’s global sourcing and real estate operations. From February 1997 to January 1999, she held the position of senior vice president of reengineering effort at Universal. Previously, Ms. Runtagh spent 25 years at General Electric, where she served as President and Chief Executive Officer of GE Information Services from 1989 to 1996 and held general management roles with GE’s capital and software businesses. Ms. Runtagh also serves on the Board of Directors of Lincoln Electric Holdings Inc. and Avaya Inc.

Involvement in Certain Legal Proceedings — Directors

On August 15, 2000, we filed a voluntary petition (the “Petition”) under Chapter 11 of the United States Bankruptcy Code for the purpose of confirming our pre-negotiated First Amended Plan of Reorganization, as modified on November 26, 2001 (the “Plan”), with the majority holders of our senior notes. The Petition was filed with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and was assigned Case No. 01-10167 (JJF). Our operating subsidiaries did not commence bankruptcy proceedings and continued to operate in the ordinary course of business. On December 13, 2001, the Bankruptcy Court entered an order confirming the Plan and, on December 20, 2001, the Plan was consummated and we emerged from bankruptcy. However, the Bankruptcy Court still maintains jurisdiction over certain administrative matters related to the implementation of the Plan. Under the Plan, we were able to retire approximately $1.4 billion in aggregate face amount of outstanding notes in exchange for a combination of approximately $271.7 million in cash and approximately 35.3 million common shares, or 15% of the reorganized company. We also settled other claims against the company as part of our reorganization. Messrs. Hoffman, McMinn, Hawk, Irving and Lynch and Ms. Runtagh were directors of Covad at the time of such filing.

Board Meetings and Committees

The Board of Directors had twelve meetings in 2002. During 2002, each incumbent director attended at least 75% of the aggregate of (i) the meetings of the Board of Directors, and (ii) the total number of meetings of the committees on which he or she served (during the periods that he or she served), except that Mr. Hawk attended less than 75% of the meetings of the Audit Committee and Mr. Irving attended less than 75% of the meetings of the Compensation Committee.

In April 1998, the Board of Directors established an Audit Committee and a Compensation Committee. The Audit Committee currently consists of four of our outside directors, Messrs. Crandall, Lynch and Hawk and Ms. Runtagh, with Mr. Crandall serving as the chairperson. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Audit Committee is responsible for providing oversight and monitoring of management and the independent auditors and their activities with respect to our financial reporting process and system of internal controls.

The Audit Committee met seven times during the 2002 fiscal year, including meetings with our independent auditors to review our quarterly and annual results. The Audit Committee operates pursuant to the Audit Committee Charter, which was revised as of September 20, 2002 and is attached as Appendix A hereto.

The Compensation Committee currently consists of three of our outside directors, Messrs. Irving and Lynch and Ms. Runtagh. The primary responsibilities of the Compensation Committee include:

•	reviewing and determining the compensation policy for our executives, and other employees as directed by the Board of Directors;

•	reviewing and determining all forms of compensation to be provided to our executive officers; and

•	unless otherwise directed by the board, administering our equity-based compensation plans.

The Compensation Committee met once during the 2002 fiscal year and acted by unanimous written consent on three occasions.

In September 2002, the Board of Directors established a Nominating and Corporate Governance Committee that consists of three outside directors, Messrs. Hawk, Irving and Jalkut. The primary responsibilities of the Nominating and Corporate Governance Committee include:

•	proposing nominees for election as directors;

•	board appraisals and performance standards; and

•	oversight of corporate governance matters.

The Nominating and Corporate Governance Committee will consider nominees recommended by security holders for election as directors, but has not adopted formal procedures to be followed by security holders in submitting such recommendations. The Nominating and Corporate Governance Committee did not meet in the 2002 fiscal year.

We also have a Pricing Committee and Management Compensation Committee. The Pricing Committee currently consists of one outside director, Mr. Irving, and two inside directors, Messrs. McMinn and Hoffman. The function of the Pricing Committee is to set the price for the sale of our common stock to third-parties as well as other special projects. The function of the Management Compensation Committee, which consists solely of one inside director, Mr. Hoffman, is to review and determine the compensation policy for employees other than our executive officers and directors and to review and determine all forms of compensation for such employees.

Director Compensation

Prior to 2003, the only compensation provided to directors for services provided as a director or committee member were grants of stock options subject to vesting. Periodic stock options and restricted stock were granted as follows:

•	Each new director received an initial stock option grant to purchase 60,000 shares of our common stock and each ongoing director received annual grants of options to purchase 15,000 shares of our common stock;

•	Each member of our Audit Committee, other than the Chairperson, received an initial grant of an option to purchase 10,000 shares of our common stock when they were appointed to the Audit Committee and then received annual grants of options to purchase 5,000 shares of our common stock for continued service; and

•	The Chairperson of our Audit Committee received an initial option to purchase 10,000 shares of our common stock when appointed to the Audit Committee and then received annual grants of options to purchase 10,000 shares of our common stock for continued service.

All of these grants of stock options were at the market price on the grant date and vest over a period of four years.

In February 2003, the Board adopted new policies regarding director compensation. The new compensation plan provides for a continuation of the compensation benefits listed above. In addition, the new plan provides:

•	An annual retainer of $18,000 to be paid to each director, paid in two equal cash payments every six months. In lieu of receiving the cash payments, a director may elect to receive a grant of an option to purchase 5,000 shares, vesting in equal monthly installments over one year.

•	The above-referenced annual grants of options to purchase 15,000 shares will vest in equal monthly installments over one year rather than in equal monthly installments over four years.

•	The above-referenced annual grants of options to Audit Committee members and the Chairperson of the Audit Committee will vest in equal monthly installments over one year rather than in equal monthly installments over four years.

•	For each Board meeting that a director attends, a fee of $1,000 is paid.

•	For each Committee meeting that a director attends on a different day from a Board meeting, a fee of $1,000 is paid.

Each director also received a special one time grant of an option to purchase 45,000 shares at an exercise price equal to $1.28, the market price on February 5, 2003, the date of grant, vesting over three years.

In January 2001, each member of the Board of Directors received a one-time stock option grant to purchase 50,000 shares at $2.56, the market price on January 23, 2001, the grant date. These options allowed early exercise, with a repurchase right lapsing over four years. Mr. McMinn, who as a new director received a stock option grant to purchase 60,000 shares at $2.56, the market price on January 23, 2001, the grant date, did not receive the January 2001 grant. These options also allowed early exercise, with a repurchase right lapsing over four years.

In April 2001, we provided Mr. McMinn with a stock option grant to purchase 200,000 shares of our common stock. These options were priced at the closing price of our stock on the NASDAQ National Market on the grant date. One-half of these options were immediately vested and the remaining one-half were to vest in equal installments over the following six months.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Messrs. Irving and Lynch and Ms. Runtagh, each of whom is a non-employee director. No member is or has been an officer of employee of Covad or any of its subsidiaries and there are no other relationships between committee members and Covad or any other company that are required to be disclosed under this caption by the regulations of the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires our directors and certain of our officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from these officers and directors, we believe that all Section 16(a) filing requirements were met during fiscal 2002, except Daniel C. Lynch filed a Form 4 covering two transactions on December 9, 2002 that was due on December 4, 2002.

Executive Officers

Our executive officers, and their respective ages, as of June 1, 2003, are:

Name	Age	Position

Charles E. Hoffman	54	President, Chief Executive Officer and Director
Patrick J. Bennett	55	Executive Vice President and General Manager, Covad Broadband Solutions
Andrew Lockwood	46	Executive Vice President and General Manager, Covad Strategic Partnerships
P. Michael Hanley	45	Senior Vice President, Organizational Transformation
Anjali Joshi	43	Executive Vice President, Engineering
Mark A. Richman	43	Executive Vice President and Chief Financial Officer
Brad Sonnenberg	47	Senior Vice President, General Counsel and Secretary

Officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See “Executive Compensation.” Biographical information for Mr. Hoffman is provided above. See “— Information Regarding Our Nominees and Directors.”

Patrick J. Bennett joined us in October 2001 as our Executive Vice President and General Manager, Covad Broadband Solutions. Prior to joining Covad, Mr. Bennett served as Senior Vice President with TESSCO Technologies from March 2001 to October 2001. Before that, Mr. Bennett was with Rogers Wireless where he served as its Executive Vice President and Chief Operating Officer from December 1999 to March 2001 and as its Senior Vice President, Sales, from April 1998 to December 1999. From 1996 to 1998, Mr. Bennett was an area vice president for Sprint PCS.

Andrew Lockwood joined us in July 2002 as our Senior Vice President of Marketing and in January 2003 was appointed as Executive Vice President, Covad Strategic Partnerships. Mr. Lockwood brings to Covad 21 years of experience in telecommunications, sales and marketing. Prior to joining Covad, he was Senior Vice President and General Manager of Inktomi’s Wireless Division from December 2000 to June 2002 where he was responsible for software engineering, product management, marketing, sales, finance, human resources and strategy. Prior to his position at Inktomi, Mr. Lockwood spent eight years at British Telecommunications (“BT”) in a variety of senior management positions. Most recently he was vice president of the Advance Alliance where he led the relationship between BT and AT&T Wireless, identifying and implementing joint global product developments and other business initiatives. He was also deputy COO at Telfort Mobil Netherlands, general manager of the Retail and Logistics Sector and held senior positions in Cable Television Services, BT Mobile and BT Cellular.

P. Michael Hanley has served as our Senior Vice President, Organizational Transformation, since February 2002. Mr. Hanley came to the Company from Rogers Wireless, Inc. where he served as its Vice President, Organizational Transformation from 1999 to 2001 and as its Vice President, Credit Operations from 1996 to 1999. Prior to joining, Rogers Wireless, Mr. Hanley held increasingly senior roles with Canadian Imperial Bank of Commerce from 1994 to 1996.

Anjali Joshi joined the Company in 1998 and has served as our Executive Vice President, Engineering since May 2001. She previously served as our Vice President, Network Engineering and Director, Network Engineering. From 1994 to 1998, she served as a Technical Program Manager, ATM/ IP Network

Implementation and Service Development for AT&T Interspan High Speed Services. From 1990 to 1994, she was a Signaling Network Technology/ Architecture Planner for AT&T Bell Laboratories.

Mark A. Richman joined us in September 2001 as our Senior Vice President and Chief Financial Officer and was made Executive Vice President and Chief Financial Officer in May 2002. Prior to joining Covad, Mr. Richman served as Vice President and Chief Financial Officer of MainStreet Networks from June 2000 to August 2001. From October 1996 to June 2000 Mr. Richman served as vice president and corporate treasurer of Adecco S.A. and as vice president of finance and administration for its subsidiary, Adecco U.S. From February 1994 to October 1996, he was European finance director for Merisel.

Brad Sonnenberg joined us in January 1999 and became General Counsel in June 2002. We recently announced that Mr. Sonnenberg is resigning to accept a position with Adelphia Communications. Prior to joining Covad, Mr. Sonnenberg was an assistant U.S. attorney at the U.S. Attorney’s Office in Los Angeles from October 1990 to January 1999 where he focused on prosecuting white-collar and organized crimes. He started his legal career as an associate at Debevoise & Plimpton in New York. He also served as an assistant state attorney in Miami, Florida.

Involvement in Certain Legal Proceedings — Executive Officers

See “Information Regarding Our Nominees and Directors — Involvement in Certain Legal Proceedings — Directors” for information relating to our Chapter 11 proceeding in 2001. Messrs. Hoffman and Ms. Joshi were executive officers at the time of the filing of such proceeding.

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to compensation awarded to, earned by or paid to each person during the years ended December 31, 2000, 2001 and 2002 for our Chief Executive Officer, our four other most highly compensated executive officers who earned at least $100,000 and were serving as executive officers as of December 31, 2002, and any other persons who served as executive officers during 2002 who, had such person served as an executive officer as of December 31, 2002, would have been one of our four most highly compensated executive officers (collectively, the “Named Executive Officers”).

Summary Compensation Table

				Long-Term Compensation

				Restricted
		Annual Compensation		Stock	Securities
	Fiscal			Awards	Underlying	All Other
Name and principal position	Year	Salary	Bonus	($)	Options/SARs(#)	Compensation(2)

Charles E. Hoffman(1)	2002	$500,004	$542,483	—	—	$414
President and Chief Executive	2001	259,617	207,621	—	2,500,000	100,207	(3)
Officer				—
Patrick J. Bennett(4)	2002	285,000	126,343	—	—	774
Executive Vice President and	2001	60,288	29,704	—	200,000	25,093	(5)
General Manager, Covad				—
Broadband Solutions
Dhruv Khanna(6)	2002	275,000	87,535	—	—	180
Executive Vice President and	2001	275,000	153,450	—	327,000	152
General Counsel	2000	263,462	—	—	52,501	270
Anjali Joshi	2002	250,000	110,827	—	—	180
Executive Vice President,	2001	232,692	125,308	—	325,000	145
Engineering	2000	175,942	—	—	80,001	180

				Long-Term Compensation

				Restricted
		Annual Compensation		Stock	Securities
	Fiscal			Awards	Underlying	All Other
Name and principal position	Year	Salary	Bonus	($)	Options/SARs(#)	Compensation(2)

Mark A. Richman(7)	2002	228,077	100,723	—	—	180
Executive Vice President and	2001	64,904	32,923	—	250,000	55
Chief Financial Officer				—
Brad Sonnenberg(8)	2002	202,500	80,128	—	—	270
Senior Vice President, General	2001	183,654	184,415	—	371,000	228
Counsel and Secretary	2000	145,385	37,661	—	58,750	180

(1)	Mr. Hoffman joined Covad in June 2001.

(2)	Unless otherwise indicated, represents premium payments we made for the executive’s term life insurance.

(3)	Includes a payment of $100,000 as a sign on bonus.

(4)	Mr. Bennett joined Covad in October 2001.

(5)	Includes a payment of $25,000 as a sign on bonus.

(6)	Mr. Khanna was no longer serving as an executive officer as of June 2002.

(7)	Mr. Richman joined Covad in September 2001.

(8)	On June 20, 2003, we announced that Mr. Sonnenberg would resign to accept a position with Adelphia Communications.

Option/ SAR Grants in Last Fiscal Year

There were no stock option grants or SAR grants to Named Executive Officers during the fiscal year ended December 31, 2002.

Aggregated Option/ SAR Exercises in Last Fiscal Year and Year-End Option/ SAR Values

The following table sets forth information with respect to the exercise of stock options during the year ended December 31, 2002 and the number and year-end value of shares of our common stock underlying the unexercised options held by the Named Executive Officers.

			Number of Securities
			Underlying Unexercised		Value Of Unexercised
			Options at		In-The-Money Options
	Shares	Value	December 31, 2002		at December 31, 2002($)
	Acquired on	Realized
Name	Exercise(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Charles E. Hoffman	0	0	937,500	1,562,500	$93,750	$156,250
Patrick J. Bennett	0	0	58,333	141,667	26,833	65,167
Dhruv Khanna	0	0	206,875	172,626	11,875	26,125
Anjali Joshi	56,219	$93,532	213,019	394,482	11,875	156,474
Mark A. Richman	0	0	78,125	171,875	35,547	78,203
Brad Sonnenberg	0	0	267,215	230,036	18,458	38,342

In the table above, the Value Realized represents the fair market value of our common stock at the time of exercise minus the exercise price, and the Value Of Unexercised In-The-Money Options, represents the difference between the exercise price and the market value (i.e., closing price) of our common stock of $0.94 on December 31, 2002. An option is “in-the-money” if the market value of the common stock exceeds the exercise price.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans as of December 31, 2002.

			Number of
			Securities
	Number of		Remaining Available
	Securities to be		for Future Issuance
	Issued Upon	Weighted-Average	under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding
	Options, Warrants	Options, Warrants	Securities Reflected
Plan Category	and Rights	and Rights	in Column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	25,407,665	$7.80	15,957,768
Employee Stock Purchase Plan approved by security holders(1)	n/a	n/a	6,450,827
Equity compensation plans not approved by security holders(2)	267,349	$11.19	2,686,139
Total	25,675,014	$7.80	25,094,734

(1)	Represents securities that were available for future issuance under Covad’s 1998 Employee Stock Purchase Plan, which plan was terminated on April 28, 2003. Excludes shares that will be reserved for issuance under Covad’s proposed 2003 Employee Stock Purchase Plan.

(2)	These plans consist of the LaserLink.Net, Inc. 1997 Stock Plan and the BlueStar Communications Group, Inc. 2000 Stock Incentive Plan, both of which were assumed by Covad in connection with the acquisitions of each company and were described in Note 13 of the Financial Statements on our 2002 Annual Report on Form 10-K. All options outstanding under the LaserLink.Net, Inc. 1997 Stock Plan have vested, while certain options outstanding under the BlueStar Communications Group, Inc. 2000 Stock Incentive Plan continue to vest in accordance with their terms. These plans were terminated in June 2003 and no additional options may be granted under the plans.

Employment Agreements, Termination of Employment and Change-In-Control Arrangements

In May 2001, we entered into a written employment agreement with Charles E. Hoffman, our President and Chief Executive Officer. Mr. Hoffman receives compensation in the form of a $500,000 annual base salary and a bonus of $375,000 if he attains certain performance goals. Mr. Hoffman also received (i) a signing bonus of $100,000 and (ii) stock options to purchase 2,500,000 shares of our common stock at an exercise price of $0.84 per share. In the event that Mr. Hoffman is terminated without cause, we have agreed to pay his salary for an additional year from his termination date, provided that he does not become employed by one of our competitors.

In May 2001, we entered into an employment agreement with Anjali Joshi, our Executive Vice President, Engineering. The agreement had a 12-month term that expired in May 2002. If we had terminated Ms. Joshi without cause (as that term is defined in the agreement), or if she resigned for good reason (as that term is defined in the agreement) prior to expiration of the agreement, we would have continued to pay her annual salary through the term of the agreement, plus a pro-rated portion of her bonus. In the event of a change-of-control (as that term is defined in the agreement) prior to expiration of the agreement, her employment agreement would have been null and void.

Our 1997 Stock Plan provides that in the event that we merge with or into another corporation resulting in a change-of-control involving a shift in 50% or more of the voting power of our capital stock, or the sale of all or substantially all of our assets, the options will fully vest and become exercisable one year after the change-of-control or earlier in the event the individual is constructively terminated, terminated without cause or in the event the successor corporation refuses to assume the options. In the event the employee has a separate change-of-control arrangement with us that is more favorable than the one in our plans, the more favorable change-of-control arrangement will prevail according to its terms.

In January 2001, each member of the Board of Directors received a one-time stock option grant to purchase 50,000 shares at $2.56, the market price on January 23, 2001, the grant date. These options allowed early exercise, with a repurchase right lapsing over four years. Mr. McMinn, who as a new director received a stock option grant to purchase 60,000 shares at $2.56, the market price on January 23, 2001, the grant date, did not receive the January 2001 grant. These options also allowed early exercise, with a repurchase right lapsing over four years. The agreements also provide for accelerated vesting in the event of a change-of-control.

Limitation on Liability and Indemnification Matters

Our Amended and Restated Certificate of Incorporation eliminates the personal liability of a director for monetary damages resulting from any breach of his or her fiduciary duty as a director to the maximum extent permitted by Delaware law, and our Bylaws provide that we will indemnify our directors and officers and may indemnify our other employees and agents to the fullest extent permitted by law. We also entered into agreements to indemnify our directors and executive officers, in addition to the indemnification provided for in our Bylaws. The Board of Directors believes that these provisions and agreements are necessary to attract and retain qualified directors and executive officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is comprised of Messrs. Irving and Lynch and Ms. Runtagh, each of whom is a non-employee director. The Compensation Committee sets, reviews and determines our executive compensation policy and administers our 1997 Stock Plan and will administer our 2003 Employee Stock Purchase Plan. The Compensation Committee approves and recommends all stock option grants to executive officers, all base salaries to executive officers and any cash bonus payments to executive officers.

Compensation Philosophy

Our overall compensation philosophy is to link total compensation with long-term performance based on our goal of delivering profitable growth and being the highest quality provider of DSL service in the nation. Since we operate in a competitive and rapidly changing technology and telecommunications industry, the Compensation Committee believes that compensation programs for the executive officers should be designed to attract, motivate and retain talented executives.

In general, base salary and performance bonuses are intended to reward near-term success in Covad’s path to profitability while using stock options to provide executives with a significant stake in our long-term performance and success. In light of this, the total compensation positioning of our executive officers is routinely compared with those of other similar technology and telecommunications companies and is adjusted to be competitive.

Base Salary

Our policy is to target base salary levels at the median of the technology and telecommunications market. Initially, the base salaries of executive officers are determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in technology and telecom companies. The Compensation Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility, prior experience and salary history.

In 2002, the Compensation Committee approved promotional base salary increases of $5,000 each for Messrs. Richman and Sonnenberg. No other executive officers received base salary increases in 2002.

Bonuses

Bonus payouts are based on whether financial targets are met. Individual performance and our performance relative to other broadband competitors and the broader technology market are also taken into consideration. The target amounts of bonus payments are set by the Board for executive officers based on targets for comparable positions in the technology and telecom market. Our executive officers were eligible for quarterly and annual cash bonuses. For 2002 performance, the cash bonus target was paid out in the first three quarters since financial targets were achieved, but was not paid for the fourth quarter of 2002 since financial targets were not achieved. Furthermore, 2002 annual bonuses were also paid to our executive officers in February of 2003 based on appraisals of each executive’s performance.

Long-Term Incentive Awards

Under our 1997 Stock Plan, stock options may be granted and restricted stock awarded to executive officers and other employees. Upon joining Covad, an individual’s initial option grant or restricted stock award is based upon the individual’s responsibilities and position. The size of subsequent stock option awards or restricted stock grants, if any, are based primarily on an individual’s performance and responsibilities. Because of the competitive nature of the technology and telecommunications industry in which we compete, the Compensation Committee believes stock option grants or restricted stock awards are an effective method of structuring executive compensation to focus on a longer term view of our performance and to help to ensure that the executives’ and the stockholders’ interests are aligned.

Chief Executive Officer Compensation

The 2002 and 2001 base salaries paid to Mr. Hoffman, our Chief Executive Officer, were based upon the agreement we entered into with Mr. Hoffman upon the commencement of his employment in June 2001. Similarly, the bonus paid was based in part on the bonus to which we had agreed. In addition, Mr. Hoffman’s bonus for 2002 exceeded the target bonus referred to in the agreement based on Covad’s achievement of financial targets established at the beginning of the year and on the Compensation Committee’s evaluation of his overall performance. Mr. Hoffman also received term life insurance.

Compliance with Internal Revenue Code Section 162(m)

The Compensation Committee has considered the potential impact of Section 162(m) of the Code and the regulations thereunder. Section 162(m) and related regulations disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. The regulations exclude from this limit performance-based compensation and stock options that satisfy specified requirements, such as stockholder approval. The Compensation Committee’s policy is to qualify its executive officers’ compensation for deductibility under applicable tax laws to the extent practicable and consistent with our compensation objectives.

Income related to stock options granted under the 1997 Stock Plan generally qualifies for an exemption from these restrictions as performance-based compensation. Other compensation paid to the executive officers for 2002 did not approach the $1,000,000 limit per officer and is unlikely to do so in the foreseeable future. The Compensation Committee will consider appropriate actions should the individual non-option related compensation of any executive officer ever approach the $1,000,000 level. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to our success. Consequently, the

Compensation Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

Submitted by the Compensation Committee of the Board of Directors,

Larry Irving
Daniel C. Lynch
Hellene S. Runtagh

June 25, 2003

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of four independent directors, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, and operates under a written charter adopted by the Board of Directors. The charter is included in this Proxy Statement as Appendix A.

Management is responsible for Covad’s internal controls, financial reporting process, compliance with laws and regulations and ethical business standards. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to assist the Board in monitoring and overseeing these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied on (a) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and that, together with other disclosures, they present fairly Covad’s financial condition and the results of its operations, (b) the representations of the independent auditors included in their report on Covad’s financial statements, and (c) the responses of management and the independent auditors to inquiries made of them by the Audit Committee.

In this context, the Audit Committee has reviewed and discussed the audited financial statements, including the report of the independent auditors, with management and the independent auditors. The Audit Committee met seven times during the 2002 fiscal year, including meetings with our independent auditors to review our quarterly and annual results, and did not act by unanimous written consent. The Audit Committee discussed with Ernst & Young LLP, Covad’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

Our independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s review and discussions referred to above, the Audit Committee recommended that the Board of Directors include our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission as required by law.

Submitted by the Audit Committee of the Board of Directors,

L. Dale Crandall
Daniel C. Lynch
Robert C. Hawk
Hellene S. Runtagh

June 25, 2003

Performance Graph

The graph below provides an indicator of cumulative total stockholder returns as compared with the NASDAQ National Market and Dow Jones Telecommunications Index weighted by market value at each measurement point. This graph covers the period of time beginning January 22, 1999, when our common stock was first traded on the NASDAQ National Market, through December 31, 2002.

	Cumulative Total Return
	1/99	6/99	12/99	6/00	12/00	6/01	12/01	6/02	12/02

Covad Communications Group, Inc.	$100.00	444.29	466.17	201.56	20.70	12.63	35.75	14.75	11.75
NASDAQ Stock Market (U.S.)	$100.00	114.71	173.62	169.61	104.75	92.13	83.10	62.76	57.45
Dow Jones US Telecommunications	$100.00	108.59	109.99	92.75	65.70	63.29	57.31	37.17	37.51

Based on $100.00 invested on January 22, 1999 in stock or index, including reinvestment of dividends.

The comparisons shown in the graph are based upon historical data and we caution that the stock price performance shown in the graph is not indicative of, nor intended to forecast, potential future performance of our common stock. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but we are not responsible for any errors or omissions in such information. We were delisted from the Nasdaq National Market on July 20, 2001 and the share price information above for the period from and after that date is based on data from Nasdaq’s “OTC Bulletin Board.”

Strategic Investments and Relationships

On September 11, 2000, we entered into an agreement with SBC Communications, Inc. in which SBC purchased 9,373,169 shares of our common stock for $150 million. SBC agreed not to transfer any of our common stock until September 11, 2001, and, after that period, SBC agreed to offer us the first opportunity to purchase shares that it intends to sell. We are not aware of any sales of these shares by SBC. SBC also agreed for a period of five years to vote its shares for the nominees to our Board of Directors either as recommended by the Board of Directors or in the proportion to the votes cast by our other stockholders, at SBC’s choice. SBC also agreed that it would not acquire any material number of additional shares of our common stock for a period of five years without our prior consent.

Related Party Transactions

A member of our Board of Directors, Richard Jalkut, is the President and CEO of TelePacific, one of our wholesale customers. We recognized approximately $1.3 million of revenue from TelePacific during 2002.

Gary Hoffman, a sibling of our Chief Executive Officer, Charles E. Hoffman, is employed by Covad. In 2002, Mr. Hoffman’s sibling received $50,000 of base salary and $50,000 of sales commissions, as well as an option grant to purchase 2,750 shares of our common stock at an exercise price of $2.25.

Our former director, Frank Marshall, who was a member of our board from October 1997 until December 2002, is a director of a company from which we purchase certain products. Purchases from this vendor totaled $258,000 in 2002.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding ownership of our common stock as of May 1, 2003 by:

(i) each Named Executive Officer;

(ii) each of our directors;

(iii) all of our executive officers and directors as a group; and

(iv) all persons known to us to beneficially own 5% or more of our common stock.

Share ownership in each case includes shares issuable upon exercise of outstanding options and warrants that are exercisable within 60 days of May 1, 2003 as described in the footnotes below. Percentage ownership is calculated pursuant to SEC Rule 13d-3(d)(1) and based on 233,009,868 shares of our common stock outstanding as of May 1, 2003. The address of each of the persons in this table is as follows: c/o Covad Communications Group, Inc., 3420 Central Expressway, Santa Clara, California 95051, except that Mr. Khanna’s address is 742 Alester Avenue, Palo Alto, CA 94303.

	Amount and
	Nature of
	Beneficial		Percentage of
Beneficial Owner	Ownership		Class

Dhruv Khanna	5,338,201		2.29%
Charles McMinn	3,627,698	(1)	1.56%
Charles E. Hoffman	1,311,273	(2)	*
Robert C. Hawk	581,617	(3)	*
Anjali Joshi	401,323	(4)	*
Daniel C. Lynch	364,543	(5)	*
Brad Sonnenberg	347,600	(6)	*
Hellene S. Runtagh	132,165	(7)	*
Mark A. Richman	133,677	(8)	*
Patrick J. Bennett	107,354	(9)	*
Larry Irving	94,708	(10)	*
L. Dale Crandall	32,499	(11)	*
Richard A. Jalkut	11,666	(12)	*
All current executive officers and directors as a group (14 persons)	7,270,788	(13)	3.12%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)	Includes 216,513 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(2)	Includes 1,152,082 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(3)	Includes 118,373 shares of common stock subject to options exercisable within 60 days of May, 2003.

(4)	Includes 281,414 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(5)	Includes 140,290 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(6)	Includes 340,630 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(7)	Includes 125,415 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(8)	Includes 124,541 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(9)	Includes 98,499 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(10)	Includes 92,708 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(11)	Includes 32,499 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(12)	Includes 11,666 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

(13)	Includes 2,848,295 shares of common stock subject to options exercisable within 60 days of May 1, 2003.

APPROVAL OF 2003 EMPLOYEE STOCK PURCHASE PLAN

(Item No. 2 on the Proxy Card)

On June 13, 2003, the Board of Directors adopted the Covad Communications Group, Inc. 2003 Employee Stock Purchase Plan (the “Plan”).

Covad’s Board of Directors believes that the number of shares of common stock reserved for issuance under the Plan is necessary to ensure that an adequate number of shares of common stock will be available for participation in the Plan. Covad’s Board of Directors believes that it is in Covad’s best interests and that of Covad’s stockholders to approve the Plan because the ability to sell shares of Covad’s common stock to Covad’s employees and those of its designated subsidiary corporations at a discount from the then current market price and without commissions and other charges will assist Covad in attracting and retaining experienced and capable persons who can make significant contributions to Covad’s further growth and success.

The following is a summary of the Plan, as adopted by our Board of Directors. This summary is not intended to be complete, and reference should be made to the Plan (a copy of which is attached as Appendix B to this Proxy Statement) for a complete statement of the Plan’s terms.

The Plan is subject to the approval of Covad’s stockholders. If the Plan is not approved by Covad’s stockholders within twelve months of the date of its adoption by the Board of Directors, the Plan will terminate and all options granted under the Plan will terminate without being exercised.

Purpose of the Plan

The purpose of the Plan is to assist eligible employees of Covad and its designated subsidiary corporations in acquiring stock ownership in Covad pursuant to the Plan, which is intended to qualify as an “employee stock purchase plan,” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Under the Plan, an eligible employee will be granted options to purchase shares of Covad common stock through payroll deductions, at a discount from the then current market price, without payment of commissions or other charges. Offering employees the opportunity to become owners of Covad common stock is intended to help to further identify the employees’ interests with those of Covad’s stockholders generally. The Plan is also intended to help employees provide for their future security and to encourage them to remain in the employment of Covad and its subsidiary corporations. The proceeds received by Covad from the sale of shares of common stock pursuant to the Plan will be used for general corporate purposes.

The Plan will become effective on July 1, 2003 (or, such later date, as the Committee (as defined below) appointed to administer the Plan designates that options may be granted under the Plan in compliance with applicable federal and state securities law requirements) (the “Effective Date”). The Plan will terminate on June 30, 2013. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and is not a qualified plan under Section 401(a) of the Code.

Description of the Plan

Securities subject to the Plan

The Plan initially authorizes an aggregate of 5,000,000 shares of common stock for issuance under the Plan. Effective January 1, 2004 and on each subsequent January 1 during the term of the Plan, the aggregate number of shares of common stock that may be sold pursuant to the Plan will be increased by the least of the following: (i) 2% of the shares of common stock outstanding as of such date, (ii) 7,000,000 shares of common stock, and (iii) such other amount (which amount may be zero) as is designated by the Committee in writing prior to such date. In no event, however, may the number of shares of common stock available for issuance under the Plan exceed 35,000,000 shares. In addition, the Plan also provides that, to the extent necessary to comply with California state securities law, the aggregate number of shares of common stock issuable pursuant to outstanding options granted under the Plan and the total number of shares of securities provided for under Covad’s stock option plans and other similar plans will not exceed 30% of the then outstanding securities of Covad. The shares of common stock sold may be unissued or treasury shares or shares purchased on the open market. The Plan provides for appropriate adjustment in the number and kind of shares of stock for which options may be granted, the number and kind of shares of stock which may be sold pursuant to the Plan, and the number of shares and the exercise price with respect to outstanding options, in the event of a stock split, stock dividend, reorganization or other specified changes in the capitalization of Covad.

Eligible Persons

Employees of Covad and the designated subsidiary corporations of Covad whose customary employment with Covad or a designated subsidiary corporation is for more than (i) 20 hours per week and (ii) five months per calendar year will receive options to purchase shares of common stock under the Plan. For purposes of the Plan, an “employee”, means any individual who renders services to the Company or a subsidiary corporation in the status of “employee” within the meaning of Section 3401(c) of the Code.

Additionally, an employee will not be granted an option under the Plan if such employee, immediately after the option is granted, owns (or is treated as owning) shares of common stock or other stock possessing 5% or more of the total voting power or value of all classes of stock of Covad (or any parent corporation or subsidiary corporation of Covad). Directors of Covad (or any parent corporation or subsidiary corporation of Covad) who are not employees will not be eligible to participate in the Plan.

Under the Plan, the Board of Directors may designate from time to time the subsidiary corporations of Covad whose employees will be granted options under the Plan. For purposes of the Plan, a subsidiary corporation generally is a corporation in which Covad owns, directly or indirectly, stock with 50% or more of the total voting power of all classes of stock of the corporation. The Board of Directors may designate a subsidiary corporation, or terminate the designation of a subsidiary corporation, without the approval of Covad’s stockholders. Currently, the Board of Directors has designated Covad Communications Company as a designated subsidiary corporation for purposes of the Plan.

Grant of Options

Under the Plan, Covad will grant each eligible employee a nontransferable option to purchase shares of common stock in successive, overlapping offering periods. Covad will grant options each offering period. An employee who is eligible as of: (i) the trading day immediately preceding the first day of an offering period and (ii) the first trading day of the offering period, will be granted an option with respect to such offering period. Each offering period under the Plan will be twenty-four months in duration except that the first offering period will commence on the Effective Date and end on June 30, 2005. Offering periods under the Plan will commence on each January 1 and July 1 during the term of the Plan. An offering period commencing on January 1 will end on the second December 31 occurring thereafter, and an offering period commencing on July 1 will terminate on the second June 30 occurring thereafter. Offering periods under the Plan will overlap and multiple offering periods may be outstanding at any time. However, the first offering period under the Plan will commence on the Effective Date and end on June 30, 2005. Each option for an offering period will provide that an employee may purchase shares of common stock at the end of four six-month purchase periods (ending on the last trading day in June and December). However, the initial purchase period for the first offering period under the Plan will commence on the Effective Date and end on the last trading day in December of 2003. An employee’s cumulative payroll deductions during the six month purchase period ending on a purchase date (i.e., the last trading day of the purchase period) will be applied towards the purchase of shares of common stock under the Plan. For purposes of the Plan, “trading day” means a day on which the national stock exchanges and Nasdaq are open for trading.

As required under Section 423(b)(8) of the Code, no eligible employee may be granted an option under the Plan that permits his or her rights to purchase shares of common stock or other stock under the Plan (and under all other employee stock purchase plans of Covad, any parent corporation and any subsidiary corporation of Covad) to accrue at a rate which exceeds $25,000 of the fair market value (determined as of the date of grant of the option) of such common stock or other stock for any calendar year. Additionally, the aggregate number of shares of common stock that may be purchased by an employee on a purchase date under all of the employee’s options under the Plan is 5,000 shares. In addition, the aggregate number of shares of common stock that may be purchased by an employee pursuant to any option is 20,000 shares.

Election to Participate; Payroll Deductions

Each eligible employee will participate in the Plan by means of payroll deductions. In order to participate in the first purchase period of an offering period under the Plan, an eligible employee will be required to deliver a completed and executed written payroll deduction authorization to Covad no later than the trading day immediately preceding the first day of the offering period. However, for the first offering period under the Plan, the payroll deduction authorization must be delivered to Covad no later than July 10, 2003 (or such later date designated by the Committee). The payroll deduction authorization will be the employee’s election to participate in the offering period and subsequent offering periods. An employee who is eligible to participate in an offering period, but does not elect to participate in the first purchase period during the offering period may participate in any subsequent purchase period during the offering period by delivering a completed and executed written payroll deduction authorization prior to the commencement of the purchase period.

The payroll deduction authorization will designate the whole percentage of the eligible employee’s compensation to be deducted for purposes of the Plan (not to exceed 20% of compensation), and will authorize payroll deductions by his or her employer. The payroll deductions will occur on each payday during the offering period. For the initial offering period under the Plan, payroll deductions will commence with the payday occurring on July 18, 2003 (or if the first offering period under the Plan commences on a later date, the first payday occurring after the Effective Date). For purposes of the Plan, an employee’s “compensation” will include salary, wages, and commissions paid to the employee by Covad or a designated subsidiary corporation, but exclude overtime, shift premiums, incentive compensation, incentive payments, bonuses, the cost of employee benefits paid by Covad or designated subsidiary corporation, education or tuition reimbursements, imputed income arising under any group insurance or benefit program of Covad or any designated subsidiary corporation, travel expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by Covad or any designated subsidiary corporation under any employee benefit plan, and similar items of compensation.

An eligible employee may increase or decrease or suspend his or her payroll deduction authorization, provided that: (i) any change or suspension must be made no later than five business days before the end of the payroll period for which the change or suspension is to be applied, and (ii) any increase does not exceed 20% of the employee’s compensation. An eligible employee may also withdraw from participation during an offering period. See “Withdrawal from the Plan.”

An eligible employee’s payroll deduction authorization will remain in effect for subsequent offering periods, unless the employee delivers a new authorization to Covad, withdraws from participation during a prior offering period, or is not an eligible employee on the first day of the subsequent offering period.

Exercise of Options

Each employee in the Plan, automatically and without any act on such employee’s part, will be deemed to have exercised his or her option on each purchase date during the offering period for which the option was granted. An employee’s option will be exercised on a purchase date to the extent that the employee’s cumulative payroll deductions for the purchase period are sufficient to purchase, at the applicable option price, whole shares of common stock. An employee may not purchase more than an aggregate 5,000 shares of common stock upon the exercise of his or her options on any purchase date. No fractional shares of common stock will be sold under the Plan. Any payroll deductions not sufficient to purchase a whole share of common stock on a purchase date will be carried over to the next purchase period. Any payroll deductions that are not applied to purchase shares of common stock on a purchase date because of the limitations on purchases under the Plan will be refunded to the employee without interest.

The Plan will grant options under successive overlapping offering periods and employees may be granted options under multiple offering periods. An employee who has been granted and holds more than one option as of a purchase date may designate in writing which option or options he or she chooses to exercise on the purchase date no later than five days prior to the purchase date. If an employee designates more than one option to be exercised, the employee’s written designation must also allocate a percentage of the employee’s payroll deductions (in 10% increments and totaling 100% of the employee’s payroll deductions for such purchase period) to be applied to each option to be exercised. If an employee who holds multiple options fails to designate the option or options to be exercised on a purchase date, the employee will be deemed to have designated the option with the lowest option price to be exercised (or, if more than one option has the lowest option price, the option with the earliest date of option grant (i.e., the first trading day of the offering period for which the option was granted)) and no other option will be exercised on such purchase date with respect to such employee.

Option Price; Discount to Fair Market Value

The option price for a share of common stock purchased under the Plan for a purchase period will be 85% of the lesser of: (i) the fair market value of a share of the common stock on the purchase date, and (ii) the fair market value of a share of the common stock on the date of option grant.

The fair market value of a share of common stock as of a given date will be: (i) the closing price of a share of common stock on the principal exchange on which the common stock is then trading on such date (or the next preceding trading day, if the common stock is not traded on that date); (ii) if the common stock is not traded on an exchange, but is quoted on the Nasdaq or a successor quotation system, the last sale price for a share of common stock, as reported by the Nasdaq National Market (if listed as a National Market Issue), or the mean between the closing representative bid and asked prices for a share of common stock, as reported by Nasdaq or such successor quotation system (if not listed as a National Market Issue), on such date (or the next preceding trading day, if the common stock is not traded on that date); (iii) if the common stock is not publicly traded on an exchange, Nasdaq or a successor quotation system, the average of the mean between the closing bid and asked prices for a share of common stock on such date (or the next preceding trading day, if the common stock is not traded on that date), as determined by the Committee acting in good faith; or (iv) if the common stock is not publicly traded, the fair market value of a share of common stock established by the Committee acting in good faith.

Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

In the event of any dividend or other distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of Covad, or exchange of shares of common stock or other securities of Covad, issuance of warrants or other rights to purchase shares of common stock or other securities of Covad, or other similar corporate transaction or event, or any unusual or nonrecurring transactions or events affecting Covad, any affiliate of Covad, or the financial statements of Covad or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee may take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

•	provide that all options outstanding will terminate without being exercised on such date as the Committee determines in its sole discretion;

•	provide that all outstanding options will be exercised and terminate immediately after such exercise;

•	provide for either the purchase of any outstanding option for an amount of cash equal to the amount that could have been obtained upon the exercise of such option had the option been currently exercisable, or the replacement of the option with other rights or property selected by the Committee in its sole discretion;

•	provide that outstanding options will be assumed by the successor or survivor corporation, or a parent or subsidiary of the successor or survivor corporation, or will be substituted for by similar options for the stock of the successor or survivor corporation, or a parent or subsidiary of the successor or survivor corporation, with appropriate adjustments as to the number and kind of shares and prices; and

•	make adjustments in the number and type of shares of common stock (or other securities or property) subject to outstanding options, or in the terms and conditions of outstanding options, or options which may be granted in the future.

Withdrawal from the Plan

An employee may withdraw from participation under the Plan during an offering period at any time on or before the trading day next preceding the last purchase date of the offering period. Upon withdrawal, the employee’s cumulative payroll deductions will be refunded to the employee without interest. An employee who withdraws from an offering period and is eligible for a subsequent purchase period under such offering period may participate in such subsequent purchase period by delivering a payroll deduction authorization to Covad not later than the last trading day before the commencement of such subsequent purchase period. Additionally, an employee who withdraws from the Plan and is eligible for a subsequent offering period under the Plan may participate in such offering period by delivering a payroll deduction authorization to Covad not later than the last trading day before the commencement of such subsequent offering period.

Electronic Forms

To the extent permitted by state law and in the discretion of the Committee, an employee may make any election under the Plan (including an election to participate in the Plan, increase, decrease or suspend payroll deductions, withdraw from the Plan, or designate which options to exercise on a purchase date) by means of an electronic form prepared by the Committee.

Expiration of Options

Each option granted for an offering period will expire on the purchase date for the last purchase period of the offering period, immediately after the automatic exercise of the option (if any) pursuant to the terms of the Plan. An employee’s options under the Plan and participation in the Plan will automatically terminate on the date of termination of employment with Covad and its subsidiary corporations. Upon such termination, the employee’s cumulative payroll deductions will be refunded to the employee without interest.

Non-Transferability of Options

An employee’s options under the Plan will not be transferable and will be exercisable only by the employee.

Rights as Stockholders

An employee will not be deemed to be a stockholder of Covad solely as a result of the grant of options under the Plan or participation in the Plan. The employee will not have any of the rights or privileges of a stockholder with respect to shares of common stock underlying an option granted under the Plan until such shares are issued upon exercise of the option.

Administration

The Plan will be administered by the Committee, appointed by the Board of Directors. The Committee will be comprised of at least two members of the Board of Directors, each of whom is a “non-employee director,” within the meaning of Rule 16b-3 (“Rule 16b-3”) of the Securities Exchange Act of 1934, as amended. The Committee will have full power to interpret the Plan and to establish and amend rules for the administration of the Plan. Action by the Committee will be taken by a majority vote or written consent of a majority of its members. The Committee serves at the pleasure of the Board of Directors and the Board of Directors, in its discretion, may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. The Committee may delegate its authority to a committee of one or more officers of Covad; except to the extent necessary to comply with Rule 16b-3. Currently, the Committee under the Plan is the Compensation Committee of the Board of Directors.

Amendment and Termination of the Plan

The Board of Directors or the Committee may amend, suspend or terminate the Plan; except that only the Board of Directors may amend the Plan: (i) to increase the number of shares of common stock available for issuance under the Plan, including the initial authorization under the Plan, the annual increase to the number of shares of common stock available for issuance under the Plan during the term of the Plan, or the aggregate number of shares that we may sell pursuant to options under the Plan, (ii) to change the corporations or class of corporations whose employees will be eligible to participate in the Plan; or (iii) in any manner which would cause the Plan to cease to be an employee stock purchase plan qualified under Section 423(b) of the Code. No amendment, suspension or termination may change any option previously granted in a manner that adversely affects the rights of any participant; except that the Board of Directors or the Committee may at any time and from time to time (i) decrease the number of shares of common stock available for issuance under the Plan, including the initial authorization under the Plan, the annual increase to the number of shares of common stock available for issuance under the Plan during the term of the Plan, or the aggregate number of shares that we may sell pursuant to options under the Plan or (ii) terminate all outstanding options, or the outstanding options with respect to one or more offering periods, or amend all outstanding options, or the outstanding options with respect to one or more offering periods, suspend payroll deductions otherwise to be applied to the exercise of such options.

New Plan Benefits

No current directors who are not employees will receive any benefit under the Plan. The benefits that will be received under the Plan by Covad’s current executive officers and by all eligible employees are not currently determinable.

Federal Income Tax Consequences

The following summarizes the Federal income tax consequences of an employee’s participation in the Plan and is not intended to be a complete description of the tax consequences. This summary does not address Federal employment taxes, state and local income taxes and other taxes that may be applicable.

Grant of Option; Exercise of Option

An eligible employee will not recognize taxable income on the date of option grant (i.e., the first trading day of the offering period for which the option was granted). In addition, the employee will not recognize taxable income on the date the option is exercised (i.e., the last trading day of a purchase period of the offering period).

Sale of Common Stock after the Holding Period

If an employee does not sell or otherwise dispose of the shares of common stock purchased upon exercise of his or her option under the Plan within two years after the date of option grant or within one year after the date on which the shares of common stock are transferred to the employee upon exercise (the “Holding Period”), or if the employee dies while owning the shares of common stock, the employee will be taxed in the year in which he or she sells or disposes of the shares of common stock, or the year closing with his or her death, whichever applies, as follows:

•	The employee will recognize ordinary income in an amount equal to the lesser of:

•	the excess, if any, of the fair market value of the shares of common stock on the date on which such shares are sold or otherwise disposed, or the date on which the employee died, over the amount paid for the shares of common stock, or

•	the excess of the fair market value of the shares of common stock on the date of option grant, over the option price (determined assuming that the option was exercised on the date of option grant) for such shares of common stock; and

•	The employee will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of common stock by the amount of ordinary income recognized as described above).

Sale of Common Stock during the Holding Period

If the employee sells or otherwise disposes of the shares of the common stock purchased upon exercise of his or her option under the Plan before the Holding Period expires, and the amount realized is greater than or equal to the fair market value of the shares of common stock on the date of transfer of the shares purchased upon exercise to the employee, the employee will be taxed in the year in which he or she sells or disposes of the shares of common stock as follows:

•	The employee will recognize ordinary income to the extent of the excess of the fair market value of the shares of common stock on the date of transfer of the shares purchased upon exercise, over the option price for such shares of common stock; and

•	The employee will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of common stock by the amount of ordinary income recognized as described above).

If the employee sells or otherwise disposes of the shares of common stock before the Holding Period expires, and the amount realized is less than the fair market value of the shares of common stock on the date of transfer of the shares purchased upon exercise to the employee, the employee will be taxed in the year in which he or she sells or disposes of the shares of common stock as follows:

•	The employee will recognize ordinary income to the extent of the excess of the fair market value of the shares of common stock on the date of transfer of the shares purchased upon exercise, over the option price for such shares of common stock; and

•	The employee will recognize a capital loss to the extent the fair market value of the shares of common stock on the date of transfer of the shares purchased upon exercise exceeds the amount realized on the sale or other disposition.

Covad’s Deduction

Covad (or the designated subsidiary corporation that employs the employee) is entitled to a tax deduction only to the extent that the employee recognizes ordinary income because the employee sells or otherwise disposes of the shares of common stock before the Holding Period expires. Under the terms of the Plan, an employee is required to give prompt notice to Covad if he or she disposes of the shares of common stock purchased upon the exercise of an option under the Plan before the Holding Period expires. Such notification must include the date of disposition and the amount realized in such disposition.

Vote Required

The affirmative vote of a majority of the outstanding shares of Covad’s common stock, present or represented by proxy, and entitled to vote on the proposal is required to approve the adoption of the Plan. Abstentions will have the effect of votes against this proposal. Broker non-votes will not effect the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2003 EMPLOYEE STOCK PURCHASE PLAN.

RATIFICATION OF INDEPENDENT AUDITORS, ERNST & YOUNG LLP, FOR

THE 2003 FISCAL YEAR

(Item No. 3 on the Proxy Card)

Our audit committee has selected, and is submitting to ratification by the stockholders its selection of the firm of Ernst & Young LLP to serve as our independent auditors for the fiscal year ending December 31, 2003 and until their successors are appointed. Although action by stockholders is not required by law, the audit committee has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the audit committee, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the audit committee feel that such a change would be in the best interests of Covad and its stockholders. In the event of a negative vote on ratification, the audit committee will reconsider the selection of Ernst & Young LLP as our independent auditors.

Ernst & Young LLP served as our independent auditors for the fiscal years ended December 31, 2001 and 2002. A representative of Ernst & Young LLP will be present at the annual meeting. He or she will have an opportunity to make a statement and will be available to answer any questions.

The following table sets forth the aggregate fees and related expenses for professional services provided by Ernst & Young LLP in each of the last two fiscal years. The provision of the services corresponding to these fees was considered by the audit committee, and the audit committee believes that the provision of these services is compatible with Ernst & Young LLP maintaining its independence. The audit committee pre-approval policies and procedures require prior approval of each engagement of Ernst & Young LLP to perform services. We adopted these pre-approval policies in September of 2002 consistent with the Sarbanes-Oxley Act.

	2002	2001

Audit fees	$1,842,000	$2,532,000
Audit-related fees	33,000	170,000
Tax fees	664,000	1,271,000
All other fees	—	—

TOTAL	$2,539,000	$3,973,000

Fees for audit services include fees associated with the annual audit and the reviews of Covad’s quarterly reports on Form 10-Q. Audit-related fees principally included fees associated with accounting consultations and SEC registration statements. Tax fees included tax compliance, tax advice and tax planning.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE 2003 FISCAL YEAR.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Under our Bylaws, stockholders who wish to present proposals for action, or to nominate directors, at our next annual meeting of stockholders (that is, the next annual meeting following the Annual Meeting to which this Proxy Statement relates) must give written notice thereof to our Secretary at the address set forth on the cover page of this Proxy Statement in accordance with the provisions of our Bylaws, which require that such notice be given not less than 30 days nor more than 60 days prior to the meeting. However, in the event that less than 35 days notice of the meeting is given to stockholders, notice of proposals must have been received by the Secretary not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. These stockholder notices must contain information required by our Bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

In order for proposals to be eligible for inclusion in our proxy statement and proxy card for the next annual meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals would have to be received by our Secretary no later than February 26, 2004 and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals. In order for such stockholder proposals to be eligible to be brought before the stockholders at the next annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by our then current Bylaws, as referenced in the preceding paragraph. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in our proxy statement. Any such nominations should comply with our Bylaws.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2003 Annual Meeting of Stockholders other than as described in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

Senior Vice President, General Counsel and Secretary

June 25, 2003

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

SECOND AMENDED AND RESTATED

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF COVAD COMMUNICATIONS GROUP, INC.

ARTICLE I

Composition

The Audit Committee shall be comprised of not less than three members of the Board of Directors of the Corporation. Subject to the foregoing, the exact number of members of the Audit Committee shall be fixed and may be changed from time by resolution duly adopted by the Board of Directors. The membership of the Audit Committee shall satisfy the requirements of familiarity with financial statements and other qualifications of, applicable law, including rules and regulations adopted by the Securities and Exchange Commission, and the listing regulations of Nasdaq Stock Market, Inc. (“Nasdaq”). In addition, all members of the Committee shall be persons who are members of the Board but are neither officers nor employees of the Company or any subsidiary of the Company and who have no relationship which would (A) render them not independent according to applicable law or applicable requirements for the listing of the Company’s securities, or, (B) in the opinion of the Board of Directors, interfere with the exercise of independent judgment in carrying out the responsibilities of a Committee member. The Audit Committee shall also include at least one member that satisfies applicable standards of financial expertise.

ARTICLE II

Functions

The independent public accounting firm engaged by the Corporation to audit the Corporation’s financial statements shall be accountable ultimately to the Audit Committee. The Audit Committee shall:

A.	Independent Auditors

•	Have sole authority to appoint or discharge the independent public accounting firm. The independent public accounting firm shall also report directly to the Audit Committee.

•	Be responsible for compensating and overseeing the work of any independent public accounting firm employed by the Corporation.

•	Meet with the independent auditors to review and pre-approve the plan and scope for each audit of the financial statements of the Corporation and related services, including proposed fees to be incurred with respect thereto.

•	Review and recommend action with respect to the results of each independent audit of the financial statements of the Corporation, including any problems encountered in connection with such audit and recommendations of the independent auditors arising as a result of such audit.

•	Discuss with the Corporation’s independent auditors the matters required to be communicated pursuant to Statement on Auditing Standards No. 61 (“SAS 61”) as SAS 61 may be amended or supplemented.

•	Review and approve processes and procedures to ensure the continuing independence of the Company’s independent auditors in accordance with applicable law and the listing regulations of Nasdaq. These processes shall include pre-approval of all audit and non-audit services, obtaining and reviewing, on at least an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships, discussing these relationships with the independent auditors and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

B.	Financial Statements

•	Review the Corporation’s quarterly and annual financial statements and any report or opinion by the independent auditors, prior to distribution to the public or filing with the SEC.

•	In connection with the review of the annual financial statements:

•	Discuss with the independent auditors and management the financial statements and the results of the independent auditor’s audit of the financial statements.

•	Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors’ judgments about the quality and appropriateness of the Corporation’s accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the Corporation’s financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	In connection with the review of the quarterly financial statements;

•	Discuss with the independent auditors and management the results of the independent auditors’ SAS 71 review of the quarterly financial statements.

•	Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

•	In connection with the Committee’s review of the quarterly and annual financial statements, discuss with management and the independent auditors the Corporation’s selection, application and disclosure of critical accounting policies, any significant changes in the Corporation’s accounting policies and any proposed changes in accounting or financial reporting that may have a significant impact on the Corporation.

•	Based on (1) review and discussions with management; (2) discussion with the independent auditors of the matters to be communicated pursuant to SAS 61, as amended; and (3) the receipt of the written disclosures from the Corporation’s independent auditors regarding independence, recommend to the Corporation’s Board of Directors whether the Corporation’s audited financial statements be included in the Corporation’s annual Report on Form 10-K for the last fiscal year for filing with the SEC.

•	Resolve any disagreements between management and the auditor regarding financial reporting.

C.	Internal Accounting

•	Review and discuss with the Corporation’s independent auditors and its financial management the adequacy and effectiveness of the Corporation’s system of internal accounting controls, including the adequacy of such controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

•	Review the scope and results of the Corporation’s internal auditing procedures and practices and oversee the effectiveness thereof.

•	Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

D.	Other Duties

•	Establish procedures to receive, retain and evaluate complaints regarding accounting, internal accounting controls or auditing matters, and for employees to submit confidential, anonymous concerns regarding questionable accounting or auditing matters.

•	At least annually, review the adequacy of this Charter and recommend to the Corporation’s Board of Directors any changes to this Charter that the Audit Committee deems necessary or desirable. Submit the charter to the Company’s Board of Directors for review and approval and include a copy of the charter as an appendix to the Company’s proxy statement as required by applicable law and the rules and regulations of the Securities and Exchange Commission (currently, once every three years).

•	Review the Management’s Discussion and Analysis section of the Corporation’s annual reports on Form 10-K and quarterly reports on Form 10-Q prior to the filing with the SEC and discuss with management and the independent auditors.

•	Annually prepare a report to the Company’s stockholders for inclusion in the Company’s annual proxy statement as required by applicable law and the rules and regulations of the Securities and Exchange Commission.

Further, the Committee shall perform such other specific functions as the Corporation’s Board of Directors may from time to time direct, including reviewing and approving all transactions between the Corporation and any related party, as defined by applicable law and the listing regulations of Nasdaq. The Committee may also make such investigations and reviews of the Corporation and its operations as the Chief Executive Officer or the Board of Directors may from time to time request, or as may be necessary to fulfill its duties to the Company.

ARTICLE III

Procedures

The Audit Committee shall meet periodically with the independent auditors out of the presence of the management to discuss internal controls, the completeness and accuracy of the Corporation’s financial statements and any other matters that the Committee believes should be discussed privately. The Committee members shall communicate with management and the independent auditors at least once per quarter in connection with their review of the Corporation’s financial statements.

Regular meetings of the Audit Committee may be held at such time and place as the Audit Committee shall determine from time to time. One or more members of the Audit Committee may be designated by the Audit Committee to grant pre-approvals of audit or non-audit related services. If such designated member has granted any pre-approvals, then such pre-approvals must be presented to the Audit Committee at the next scheduled meeting.

The Audit Committee shall have the authority to retain and compensate outside counsel, accounting experts and other advisors as it determines is necessary in order to carry out its duties.

APPENDIX B

COVAD COMMUNICATIONS GROUP, INC.

2003 EMPLOYEE STOCK PURCHASE PLAN

COVAD COMMUNICATIONS GROUP, INC.

2003 EMPLOYEE STOCK PURCHASE PLAN

COVAD COMMUNICATIONS GROUP, INC.

2003 EMPLOYEE STOCK PURCHASE PLAN

Covad Communications Group, Inc., a Delaware corporation, hereby adopts the 2003 Covad Communications Group, Inc. Employee Stock Purchase Plan (the “Plan”), effective as of the Effective Date (as defined below), subject to approval of the Plan by the stockholders of the Company (as provided herein).

The purposes of the Plan are as follows:

(1) To assist eligible employees of the Company and its Designated Subsidiary Corporations (as defined below) in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan,” within the meaning of Section 423(b) of the Code (as defined below).

(2) To help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiary Corporations.

1.     Definitions.     Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless the context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

(a) “Account” shall mean the account established for a Participant under the Plan.

(b) “Agent” shall mean the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

(c) “Authorization” shall mean a Participant’s payroll deduction authorization provided by such Participant in accordance with Section 3(b) or, if applicable, Section 25.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the committee of the Board appointed to administer the Plan pursuant to Section 13.

(g) “Company” means Covad Communications Group, Inc., a Delaware corporation.

(h) “Compensation” of an Employee shall mean compensation paid to an Employee by the Company or a Designated Subsidiary Corporation, including salary, wages, and commissions; but excluding overtime, shift premiums, incentive compensation, incentive payments, bonuses, the cost of employee benefits paid by the Company or a Designated Subsidiary Corporation, education or tuition reimbursements, imputed income arising under any Company or Designated Subsidiary Corporation group insurance or benefit program, travel expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or any Designated Subsidiary Corporation under any employee benefit plan, and similar items of compensation.

(i) “Date of Exercise” of an Option or a portion thereof means the date on which such Option or such portion thereof is exercised, which shall be the last Trading Day in any June or December occurring during the Offering Period of such Option, in accordance with Sections 4(a) and 5 (except as provided in Section 10 or 12).

(j) “Date of Grant” of an Option means the date on which such Option is granted, which shall be the first Trading Day of the Offering Period of such Option, in accordance with Section 3(a).

(k) “Designated Subsidiary Corporation” means any Subsidiary Corporation designated by the Board in accordance with Section 14.

(l) “Effective Date” means July 1, 2003 (or such later date as the Committee shall designate on which Options may be granted under the Plan in compliance with federal and state securities laws and other applicable laws).

(m) “Eligible Employee” means an Employee of the Company or any Designated Subsidiary Corporation: (i) whose customary employment is more than 20 hours per week, (ii) whose customary employment is for more than five months in any calendar year, and (iii) who does not, immediately after the Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code). For purposes of paragraph (iii), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and Stock or other stock which an Employee may purchase under outstanding Options or other options shall be treated as Stock or other stock owned by the Employee.

(n) “Employee” means an individual who renders services to the Company or a Subsidiary Corporation in the status of an “employee,” within the meaning of Section 3401(c) of the Code. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an individual shall be treated as an Employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave. “Employee” shall not include any director of the Company or a Subsidiary Corporation who does not render services to the Company or a Subsidiary Corporation in the status of an “employee,” within the meaning of Section 3401(c) of the Code.

(o) “Enrollment Date” with respect to an Offering Period means the last Trading Day next preceding such Offering Period.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” shall have the meaning set forth in Section 4(b).

(r) “Offering Period” with respect to an Option means the twenty-four (24) month period during the Plan Term (as defined in Section 16) commencing on (i) any January 1 and ending on the second December 31 to occur thereafter, or (ii) commencing on any July 1 and ending on the second June 30 to occur thereafter. The first Offering Period under the Plan shall commence on the Effective Date and end on June 30, 2005. The last Offering Period under the Plan shall commence on July 1, 2011 and end on June 30, 2013.

(s) “Option” means an option to purchase shares of Stock granted under the Plan to an Eligible Employee in accordance with Section 3(a).

(t) “Option Price” means the option price per share of Stock determined in accordance with Section 4(b).

(u) “Parent Corporation” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, as determined under Section 424(e) of the Code.

(v) “Participant” means an Eligible Employee who has elected to participate in the Plan, in accordance with the provisions of Section 3(b).

(w) “Payday” means the regular and recurring established day for payment of Compensation to an Employee of the Company or any Designated Subsidiary Corporation.

(x) “Plan” means the Covad Communications Group, Inc. 2003 Employee Stock Purchase Plan.

(y) “Stock” means the shares of the Company’s Common Stock, $.001 par value.

(z) “Subsidiary Corporation” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, as determined under Section 424(f) of the Code.

(aa) “Trading Day” means a day on which the National Stock Exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

2.     Stock Subject to the Plan.

(a) Authorized Shares.      Subject to the provisions of subsection (b) and Section 10 (relating to adjustments upon changes in the Stock) and Section 12 (relating to amendments of the Plan), the aggregate number of shares of Stock that may be sold pursuant to Options granted under the Plan shall be 5,000,000 shares of Stock, provided, that, effective as of January 1, 2004, and as of each subsequent January 1 during the Plan Term (as defined in Section 16), the aggregate number of shares of Stock that may be sold pursuant to Options granted under the Plan shall be increased by the least of: (a) 2% of the number of shares of Stock outstanding on the date of such increase, (b) 7,000,000 shares of Stock, and (c) such number of shares of Stock (which may be zero) as the Committee shall designate in writing prior to the date of such increase.

(b) Aggregate Limit on Shares. Subject to Sections 10 and 12, the aggregate number of shares of Stock that may be sold pursuant to Options granted under the Plan shall not exceed 35,000,000 shares of Stock; provided, however, that, to the extent necessary to comply with Section 260.140.45 of Title 10 of the California Code of Regulations, at no time shall the total number of shares of Stock issuable upon exercise of all outstanding Options and the total number of shares of securities provided for under any stock bonus or similar plan or agreement of the Company exceed 30% of the then outstanding securities of the Company.

(c) Shares Issued under the Plan. The shares of Stock sold pursuant to Options granted under the Plan may be unissued shares or treasury shares of Stock, or shares reacquired in private transactions or open market purchases. If and to the extent that any right under an Option to purchase reserved shares of Stock shall not be exercised by any Participant for any reason, or if such right to purchase shall terminate as provided herein, shares of Stock that have not been so purchased hereunder shall again become available for the purposes of the Plan, unless the Plan shall have been terminated, but all shares of Stock sold under the Plan, regardless of source, shall be counted against the limitations set forth above.

3.     Grant of Options.

(a) Option Grants. The Company shall grant Options under the Plan to all Eligible Employees with respect to successive, overlapping Offering Periods until the earlier of: (i) the date on which the number of shares of Stock available under the Plan have been sold, or (ii) the date on which the Plan is suspended or terminates. Each Employee who is an Eligible Employee on the Enrollment Date of an Offering Period, and on the first Trading Day of such Offering Period, shall be granted an Option with respect to such Offering Period on the Date of Grant, and such Eligible Employee shall, to the extent such Eligible Employee elects to participate in the Plan in accordance with Section 3(b), be a Participant. Each Option with respect to an Offering Period shall expire on the last Date of Exercise occurring during that Offering Period with respect to which such Option was granted, unless such Option terminates earlier in accordance with Section 6, 7, 10 or 12. Subject to Section 5, the number of shares of Stock subject to an Option held by a Participant that may be purchased on any Date of Exercise shall equal the balance then in the Participant’s Account (or portion thereof to be applied to the exercise of such Option), determined as of such Date of Exercise, divided by the Option Price of such Option; provided, however, that, on any Date of Exercise, a Participant may not purchase an aggregate of more than 5,000 shares of Stock under the Option or Options granted to and held by such Participant on such Date of Exercise; and, provided, further, that the number of shares of Stock for which an Option shall become exercisable on any Date of Exercise shall not exceed the number determined in accordance with subsection (c), and, provided, further, that the aggregate number of shares of Stock subject to an Option shall not exceed 20,000 shares. The Company shall not grant an Option with respect to an Offering Period to any Participant who is not an Eligible Employee on the Enrollment Date of such Offering Period, and the first Trading Day of such Offering Period.

(b) Election to Participate; Payroll Deduction Authorization.

(i) An Eligible Employee who is granted an Option shall become a Participant in the Plan only by means of authorizing payroll deductions. Each such Eligible Employee who elects to participate in the Plan with respect to an Offering Period shall, not later than the Enrollment Date of the Offering Period, deliver to the Company a completed written payroll deduction authorization in a form prepared by the Committee; provided, however, that, for the first Offering Period under the Plan, such written payroll authorization shall be delivered or transmitted to the Company no later than July 10, 2003 (or such later date as the Committee shall designate prior to the grant of such Options). An Eligible Employee’s written payroll deduction authorization is referred to herein as the “Authorization.” Each Participant’s Authorization shall give notice of such Participant’s election to participate in the Plan for the Offering Period (and subsequent Offering Periods) and shall designate a whole percentage of such Participant’s Compensation to be withheld by the Company or the Designated Subsidiary Corporation employing such Participant on each Payday during the Offering Period (and subsequent Offering Periods); provided, however, that, for the first Offering Period under the Plan, each Participant’s Authorization shall designate a whole percentage of such Participant’s Compensation to be withheld on the Payday occurring on July 18, 2003 (or the first Payday occurring on or after the Date of Grant of the first Offering Period) and each Payday thereafter. A Participant may designate any whole percentage of Compensation which is not less than one percent (1%) and not more than twenty percent (20%).

(ii) A Participant’s Compensation payable during an Offering Period shall be withheld each Payday through payroll deduction in an amount equal to the percentage specified in the Authorization, and such amount shall be credited to such Participant’s Account under the Plan. A Participant may increase or decrease the percentage of Compensation designated in the Authorization, subject to the limits of this subsection (b), or may suspend the Authorization, provided, that any such change or suspension must be made no later than five (5) business days before the end of a payroll period for such change or suspension to apply with respect to the Payday for such payroll period.

(iii) An Eligible Employee who is granted an Option, and who does not elect to participate in the Plan by delivering to the Company an Authorization not later than the date prescribed in paragraph (i) may subsequently become a Participant in such Offering Period effective as of the first Trading Day following any Date of Exercise during such Offering Period by delivering an Authorization to the Company prior to such Trading Day.

(iv) Any Authorization shall remain in effect for each subsequent Offering Period, unless the Participant submits a new Authorization pursuant to this subsection (b), withdraws from the Plan pursuant to Section 6, or terminates employment as provided in Section 7. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code or Sections 3(a), (c) or (d) of the Plan, the Company may reduce a Participant’s rate of payroll deductions to zero at such time during any Offering Period. Payroll deductions shall recommence at the rate provided by the Participant in his or her Authorization to the extent such payroll deductions may be applied to purchase shares of Stock in accordance with Section 423(b)(8) of the Code and Sections 3(a), (c) and (d) of the Plan, unless such Participant submits a new Authorization pursuant to this subsection (b), withdraws from the Plan pursuant to Section 6, or terminates employment as provided in Section 7 of the Plan.

(c) $25,000 Limitation.

(i) No Eligible Employee shall be granted an Option under the Plan which permits his or her rights to purchase shares of Stock under the Plan, together with other Options or options to purchase shares of Stock or other stock under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to the Section 423 of the Code, to accrue at a rate which exceeds $25,000 of fair market value of such shares of Stock or other stock (determined at the time the Option or other option is granted) for each calendar year in which the Option or other option is outstanding. For purpose of the limitation imposed by this subsection (c), (A) the right to purchase shares of Stock or other stock under an Option or other option accrues when the Option or other option (or any portion thereof) first becomes exercisable during the calendar year, (B) the right to purchase shares of Stock or other stock under an Option or other option accrues at the rate provided in the Option or other option, but in no case may such rate exceed $25,000 of the fair market value of such Stock or other stock (determined at the time such Option or other option is granted) for any one calendar year, and (C) a right to purchase Stock or other stock which has accrued under an Option or other option may not be carried over to any other Option or other option. The limitation under this subsection (c) shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

(ii) For purposes of paragraph (i) (and subject to paragraph (iii)), for a Date of Exercise, (A) a Participant’s Option (if such Participant then holds only one Option), or, (B) if a Participant has been granted and then holds more than one Option, the Option designated by such Participant (or deemed to have been designated by such Participant) to be exercised on a Date of Exercise, shall become exercisable on such Date of Exercise only to the extent permitted the limitation under paragraph (i).

(iii) For purposes of paragraph (i), for a Date of Exercise, if a Participant has been granted and holds more than one Option, and has designated more than one Option to be exercised on a Date of Exercise in accordance with Section 5(b)(i), then with respect to such Date of Exercise, the Options designated by such Participant shall become exercisable only to the extent permitted under paragraph (i), determined as follows:

(A) The limitation under paragraph (i) first shall be applied to the Option designated by such Participant that has the least Option Price. If more than one outstanding Option so designated by such Participant has the least Option Price, then the limitation under paragraph (i) first shall be applied to the Option designated by such Participant that had the least Fair Market Value of a share of Stock on its Date of Grant. If more than one such outstanding Option so designated by such Participant has the least Fair Market Value of a share of Stock on its Date of Grant, then the $25,000 limitation under paragraph (i) first shall be applied to the Option that has the earliest Date of Grant.

(B) The limitation under paragraph (i) shall be applied to the other Options designated to be exercised by such Participant on such Date of Exercise in sequential order in accordance with subparagraph (A).

(C) Each Option so designated by such Participant shall become exercisable in accordance with subparagraphs (A) and (B) on such Date of Exercise only to the extent of the least of the following: (1) the number of shares determined under limitation under paragraph (i) and taking into account other Options that have already become exercisable on such Date of Exercise, (2) the limits set forth in Section 3(a) and taking into account other Options that have already become exercisable on such Date of Exercise, and (3) the number of shares of Stock purchasable under such Option based on the percentage of the balance then credited to the Participant’s Account designated by the Participant with respect to such Option in accordance with Section 5(b)(ii).

(D) For purposes of paragraph (i), the rights to purchase shares of Stock under the outstanding Options granted to and held by such Participant which are not designated to be exercised by such Participant on such Date of Exercise shall not become exercisable on such Date of Exercise.

(d) Five Percent Holders. No Employee will be granted an Option under the Plan if immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of Stock or other stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation or Parent Corporation.

4.     Exercise of Options; Option Price.

(a) Option Exercise. Subject to Sections 3 and 5, each Participant’s Option or Options shall become exercisable, on each Date of Exercise occurring during the Offering Period of such Option to the extent that the balance then in the Participant’s Account is sufficient to purchase, at the Option Price, shares of the Stock subject to the Option and, on such Date of Exercise, such Participant, automatically and without any act on such Participant’s part, shall be deemed to have exercised such Option on such Date of Exercise to the extent of the balance of the Account to be so applied, provided, however, that any balance that is insufficient to purchase a full share of Stock shall be carried over and remain credited to such Participant’s Account; and, provided, further, that any additional balance in such Participant’s Account shall not be carried over and shall be promptly refunded to such Participant without interest thereon.

(b) Option Price Defined. The option price per share of Stock (the “Option Price”) to be paid by a Participant upon the exercise of the Participant’s Option on a Date of Exercise shall be equal to 85% of the lesser of: (i) the Fair Market Value of a share of Stock on such Date of Exercise, and (ii) the Fair Market Value of a share of Stock on the Date of Grant for such Option; provided, however, that in no event may the Option Price be less than par value of a share of Stock. The Fair Market Value of a share of Stock as of a given date shall be: (A) the closing price of a share of Stock on the principal exchange on which the Stock is then trading, if any, on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred); (B) if the Stock is not traded on an exchange, but is quoted on Nasdaq or a successor quotation system, (I) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System), or (II) the mean between the closing representative bid and asked prices (in all other cases) for a share of Stock on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred) as reported by Nasdaq or such successor quotation system; (III) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Stock on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred), as determined in good faith by the Committee; or (IV) if the Stock is not publicly traded, the fair market value of a share of Stock established by the Committee acting in good faith.

(c) Book Entry/Share Certificates. As soon as practicable after the purchase of shares of Stock upon the exercise of an Option by a Participant, the Company shall issue the shares of Stock to such Participant and such shares shall be held in the custody of the Company, or if applicable, the Agent, for the benefit of the Participant. The Company or the Agent shall make an entry on its books and records indicating that the shares of Stock purchased in connection with such exercise (including any partial share) have been duly issued as of that date to such Participant. A Participant shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder. Upon receipt of a Participant’s written request for any such certificate, the Company shall (or shall cause the Agent to), within ten (10) days after the date of such receipt, deliver any such certificate to the Participant; provided, however, that no certificate shall be issued to a Participant with respect to Stock purchased hereunder until the expiration of two (2) years from the Date of Grant of the underlying Option exercised to purchase such Stock or one (1) year after such exercise. Nothing in this subsection (c) shall prohibit the sale or other disposition by a Participant of shares of Stock purchased hereunder. In the event the Company is required to obtain authority from any commission or agency to issue any certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder, the Company shall seek to obtain such authority as soon as reasonably practicable.

(d) Pro Rata Allocations. If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares of Stock remaining unsold under the Plan (after deduction for all shares of Stock for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares of Stock in as nearly a uniform manner as shall be practicable and the balance of the amount credited to the Account of each Participant which has not been applied to the purchase of shares of Stock shall be paid to such Employee in one lump sum in cash within thirty (30) days after the Date of Exercise, without any interest thereon.

(e) Information Statement. The Company shall provide each Participant whose Option is exercised with an information statement in accordance with Section 6039(a) of the Code and the Treasury Regulations thereunder. The Company shall maintain a procedure for identifying certificates of shares of Stock sold upon the exercise of Options in accordance with Section 6039(b) of the Code.

5.     Multiple Options.

(a) An Eligible Employee shall be granted an Option for an Offering Period in accordance with Section 3(a), irrespective of whether such Eligible Employee was granted one or more Options for prior Offering Periods, and, accordingly, an Eligible Employee may hold Options with respect to more than one Offering Period.

(b) Subject to Section 3, if a Participant has been granted and holds Options with respect to more than one Offering Period as of a Date of Exercise, such Option or Options shall be exercisable on such Date of Exercise as follows:

(i) Such Participant may designate in writing one or more of the outstanding Options to be exercised on the Date of Exercise, on a form prepared by the Committee. Such written designation must be made and delivered to the Company not later than five (5) days prior to such Date of Exercise. The outstanding Options not designated by the Participant will not become exercisable and will not be exercised on such Date of Exercise. A separate written designation shall be required for each Date of Exercise on which a Participant has more than one outstanding Option.

(ii) If such Participant designates more than one Option to be exercised in accordance with paragraph (i), the written designation also shall include the percentage of the balance then credited to such Participant’s Account to be applied to each Option to be so exercised on the Date of Exercise. The Participant may designate 10% increments (or any multiple thereof) of the balance in such Participant’s Account to be applied to each Option to be so exercised, and totaling 100% of the balance credited to the Participant’s Account for the Options to be exercised. On the Date of Exercise, to the extent each Option designated by the Participant becomes exercisable, the Participant shall automatically exercise each such Option, in accordance with percentage designated by the Participant of the balance then credited to the Participant’s Account in accordance with Section 4(a) and subject to the limitations of Section 3(c)(iii).

(iii) If such Participant fails to make a timely written designation in accordance with paragraph (i) with respect to a Date of Exercise, such Participant shall be deemed to have designated the outstanding Option with the least Option Price (as determined under Section 4(b)) for such Date of Exercise to be exercised, and to have applied 100% of the balance then credited to the Participant’s Account in accordance with Section 4(a) of such Option and subject to the limitations of Section 3(c)(ii). For purposes of the foregoing sentence, if more than one outstanding Option held by such Participant has the least Option Price, then the Participant shall be deemed to have designated the outstanding Option with the earliest Date of Grant to be exercised.

6.     Withdrawal from the Plan.

(a) Withdrawal Election. A Participant may withdraw from participation under the Plan at any time, except that a Participant may not withdraw from an Offering Period on or after the Trading Day next preceding the last Date of Exercise of such Offering Period. Subject to the foregoing, a Participant electing to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Committee (the “Withdrawal Election”), not later than the last Trading Day preceding a Date of Exercise for such Offering Period. Upon receipt of a Participant’s Withdrawal Election, the Company or Subsidiary Corporation employing the Participant shall pay to the Participant the amount credited to the Participant’s Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Participant certificates for any whole shares of Stock previously purchased by the Participant, in either case within thirty (30) days of receipt of the Participant’s Withdrawal Election. Upon receipt of a Participant’s Withdrawal Election by the Company,

the Participant shall cease to participate in the Plan and the Participant’s Option for such Offering Period shall terminate.

(b) Eligibility following Withdrawal. A Participant who withdraws from the Plan preceding a Date of Exercise with respect to an Offering Period and who is still an Eligible Employee (i) may again become a Participant in such Offering Period effective as of the first Trading Day following any Date of Exercise with respect to such Offering Period occurring after such Participant’s withdrawal, by delivering an Authorization to the Company prior to such Trading Day, or (ii) may elect to participate in any subsequent Offering Period by delivering to the Company an Authorization pursuant to Section 3(b).

7.     Termination of Employment. If the employment of a Participant with the Company or a Designated Subsidiary Corporation terminates for any reason, the Participant’s participation in the Plan automatically and without any act on the Participant’s part shall terminate as of the date of the termination of the Participant’s employment. As soon as practicable after such a termination of employment, the Company or Designated Subsidiary Corporation employing the Participant shall pay to the Participant (or, in the event of the Participant’s death, the legal representative of the Participant’s estate) the amount credited to the Participant’s Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Participant (or, in the event of the Participant’s death, the legal representative of the Participant’s estate) certificates for any whole shares of Stock previously purchased by the Participant. Upon a Participant’s termination of employment covered by this Section, the Participant’s Authorization and Options under the Plan shall terminate.

8.     Restriction upon Assignment. An Option granted under the Plan shall not be transferable and is exercisable only by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s Option or any rights under the Participant’s Option.

9.     No Rights of Stockholders until Shares Issued. With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant following exercise of the Participant’s Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

10.     Changes in the Stock and Corporate Events; Adjustment of Options.

(a) Subject to Section 10(c), in the event that the Committee, in its sole discretion, determines that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, proportionately adjust any or all of:

(i) the number and kind of shares of Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitation in Section 3(a) on the maximum number of shares of Stock which may be purchased),

(ii) the number and kind of shares of Stock (or other securities or property) subject to outstanding Options, and

(iii) the exercise price with respect to any Option.

(b) Subject to Section 10(c), in the event of any transaction or event described in Section 10(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide that all Options outstanding shall terminate without being exercised on such date as the Committee determines in its sole discretion;

(ii) To provide that all Options outstanding shall be exercised prior to the Date of Exercise of such Options on such date as the Committee determines in its sole discretion and such Options shall terminate immediately after such exercises.

(iii) To provide for either the purchase of any Option outstanding for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option had such Option been currently exercisable, or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

(iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(v) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options, or in the terms and conditions of outstanding Options, or Options which may be granted in the future.

(c) No adjustment or action described in this Section 10 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act, or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

(d) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof of which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11.     Use of Funds; No Interest Paid. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited to any Participant’s Account with respect to such funds.

12.     Amendment, Suspension or Termination of the Plan. The Board or the Committee may amend, suspend, or terminate the Plan at any time and from time to time, provided, however, that only the Board may amend the Plan: (a) to increase the number of shares of Stock that may be sold pursuant to Options under the Plan, as provided in Section 2, (b) to change the corporations or class of corporations whose employees will be offered Options under the Plan, or (c) in any manner that would cause the Plan to no longer be an “employee stock purchase plan,” within the meaning of Section 423(b) of the Code. No such amendment, suspension or termination shall adversely affect the rights of any Participant in any Option previously granted; provided, however, that the Board or the Committee may amend Section 2 at any time and from time to time to decrease the number of shares of Stock that may be sold pursuant to Options under the Plan; provided, further, that the Board or the Committee may at any time and from time to time terminate all outstanding Options, or the outstanding Options with respect to one or more Offering Period or amend all outstanding Options, or the outstanding Options with respect to one or more Offering Periods, to suspend payroll deductions otherwise to be applied to the exercise of such Options. In the event all of a Participant’s outstanding Options are terminated, the balance then in such Participant’s Account shall be refunded to such Participant without interest thereon. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company will obtain stockholder approval for any amendment in such a manner and to such a degree as so required.

13.     Administration by Committee; Rules and Regulations.

(a) Appointment of Committee. The Plan shall be administered by the Committee, which shall be composed of not less than two members of the Board, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until the member dies, resigns or is removed from office by the Board. The Committee at its option may utilize the services of an agent to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

(b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

(c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

(d) Compensation; Professional Assistance; Good Faith Actions. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

(e) Delegation of Authority. The Committee at its option may delegate its authority hereunder to a committee of one or more officers of the Company, except to the extent necessary to comply with the requirements of Rule 16b-3 of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 13(e) shall serve in such capacity at the pleasure of the Committee.

14.     Designation of Subsidiary Corporations. The Board shall designate from among the Subsidiary Corporations, as determined from time to time, the Subsidiary Corporation or Subsidiary Corporations whose Employees shall be eligible to be granted Options under the Plan. The Board may designate a Designated Subsidiary Corporation, or terminate the designation of a Subsidiary Corporation, without the approval of the stockholders of the Company.

15.     No Rights as an Employee. Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Participant) at any time, with or without cause.

16.     Plan Term; Approval by Stockholders. Subject to approval by the stockholders of the Company in accordance with this Section, the Plan shall be in effect from the Effective Date until June 30, 2013 (the “Plan Term”), unless sooner terminated in accordance with Section 12. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the adoption of the Plan by the Board. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the Company’s stockholders; and, provided, further, that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon terminate without being exercised.

17.     Effect upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation to: (a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

18.     Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

(a) The admission of such shares to listing on all stock exchanges, if any, on which is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

(e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

19.     Notification of Disposition. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made: (a) within two (2) years from the Date of Grant of the Option, or (b) within one (1) year after the transfer of such shares of Stock to such Participant upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

20.     Notices. Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Participant shall be addressed to such Participant at such Participant’s last address as reflected in the Company’s records. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to a Participant shall, if the Participant is then deceased, be given to the Participant’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

21.     Additional Restrictions. The terms and conditions of Options granted under the Plan to, and the purchase of shares of Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 of the Exchange Act. This Plan shall be deemed to contain, and such Options shall contain, and the shares of Stock issued upon exercise thereof will be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 of the Exchange Act to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

22.     Equal Rights and Privileges. All Eligible Employees of the Company (or of any Designated Subsidiary Corporation) will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 or applicable Treasury regulations will, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury regulations.

23.     Information to Participants. To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Participant, not less frequently than annually during the period such Participant has one or more Options outstanding, and, in the case of an individual who acquires Stock pursuant to the Plan, during the period such individual owns such Stock, copies of annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

24.     Compliance with Laws. The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Stock and the payment of money under the Plan or under Options granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

25.     Electronic Forms.

(a) To the extent permitted by applicable state law, in the discretion of the Committee, an Eligible Employee may submit (i) an Authorization in accordance with Section 3(b) or Section 6(b), (ii) an election to increase, decrease or suspend payroll deductions in accordance with Section 3(b), (iii) a Withdrawal Election in accordance with Section 6(a), or (iv) a designation as to which Options shall be exercised in accordance with Section 5(b), by means of an electronic form prepared by the Committee (“Electronic Form”). Prior to the commencement of an Offering Period, the Committee shall prescribe the time limits within which any Electronic Form shall be submitted to the Committee with respect to such Offering Period in order to be a valid election.

(b) With respect to an Authorization by means of Electronic Form in accordance with Section 3(b) or Section 6(b), the Committee shall provide an Eligible Employee who transmits an Electronic Form with written notice of such Electronic Form and shall request that such Eligible Employee provide written confirmation of such Electronic Form. If such Eligible Employee fails to provide written confirmation of such Electronic Form as required by the Committee, the Electronic Form shall terminate and shall be null and void and such Eligible Employee’s cumulative payroll deductions shall be refunded to such Eligible Employee without any interest thereon.

26.     Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

* * * * * * *

VOTE BY INTERNET — www.proxyvote.com
COVAD COMMUNICATIONS GROUP, INC. 3420 CENTRAL EXPRESSWAY SANTA CLARA, CA 95051	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Covad Communications Group, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	COVAD1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COVAD COMMUNICATIONS GROUP, INC.

The Board of Directors recommends a vote FOR the Proposals:

1.	ELECTION OF THREE CLASS I DIRECTORS: Nominees: 01) Larry Irving 02) Richard A. Jalkut 03) Daniel C. Lynch	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s number on the line below.

		For	Against	Abstain
2.	APPROVAL OF COVAD’S 2003 EMPLOYEE STOCK PURCHASE PLAN	☐	☐	☐

3.	RATIFICATION OF INDEPENDENT AUDITORS, ERNST & YOUNG LLP, FOR THE 2003 FISCAL YEAR	☐	☐	☐

Whether or not you plan to attend the Annual Meeting in person, you are urged to complete, date, sign and promptly mail this Proxy in the enclosed postage-paid envelope so that your shares may be represented at the Annual Meeting.

Note: Please date and sign exactly as your name(s) appear on this Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY
COVAD COMMUNICATIONS GROUP, INC.
Proxy for Annual Meeting of Stockholders to be held August 14, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Covad Communications Group, Inc. (“Covad”) dated June 25, 2003 and the accompanying Proxy Statement relating to the above-referenced annual meeting, and hereby appoints Charles E. Hoffman or Mark A. Richman, or either of them, with full power to each of substitution and resubstitution in each, as attorneys and proxies of the undersigned.

     Said proxies are hereby given authority to vote all shares of Covad common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders, to be held at 2:00 p.m. Pacific Time, on August 14, 2003, at the Santa Clara Marriott in Santa Clara, California and at any and all adjournments or postponements thereof (the “Annual Meeting”) on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

     When this Proxy is properly executed, the shares represented hereby will be voted in accordance with the instructions in this proxy. If no direction is made, this proxy will be voted FOR all of the nominees listed herein (or substitute nominees selected by the Board of Directors) and FOR all the proposals listed herein, and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting, including, among other things, consideration of any motion made for adjournment or postponement of the Annual Meeting to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

IF VOTING BY PAPER, PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE.

(See reverse side)